LEASE AGREEMENT


                                     BETWEEN


                      HCRI RIDGELAND POINTE PROPERTIES, LLC


                                       AND


                         RIDGELAND ASSISTED LIVING, LLC


                               SEPTEMBER 29, 2003


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                                TABLE OF CONTENTS
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ARTICLE  1:     LEASED  PROPERTY,  TERM  AND  DEFINITIONS     1
1.1     Leased  Property     1
1.2     Term     1
1.3     Definitions     1
ARTICLE  2:     RENT     9
2.1     Base  Rent     9
2.1.1     Base  Rent  Adjustment     9
2.2     Additional  Rent     9
2.3     Place  of  Payment  of  Rent     9
2.4     Net  Lease     9
2.5     No  Termination,  Abatement,  Etc.     10
2.6     Transaction  Fee     10
ARTICLE  3:     IMPOSITIONS  AND  UTILITIES     10
3.1     Payment  of  Impositions     10
3.2     Definition  of  Impositions     11
3.3     Escrow  of  Impositions     12
3.4     Utilities     12
3.5     Discontinuance  of  Utilities     13
3.6     Business  Expenses     13
3.7     Permitted  Contests     13
ARTICLE  4:     INSURANCE     13
4.1     Property  Insurance     13
4.2     Liability  Insurance     14
4.3     Builder's  Risk  Insurance     15
4.4     Insurance  Requirements     15
4.5     Replacement  Value     16
4.6     Blanket  Policy     16
4.7     No  Separate  Insurance     16
4.8     Waiver  of  Subrogation     16
4.9     Mortgages     17
4.10     Escrows     17
ARTICLE  5:     INDEMNITY     17
5.1     Tenant's  Indemnification     17
5.1.1     Notice  of  Claim     18
5.1.2     Survival  of  Covenants     18
5.1.3     Reimbursement  of  Expenses     18
5.2     Environmental  Indemnity;  Audits     18
5.3     Limitation  of  Landlord's  Liability     18
ARTICLE  6:     USE  AND  ACCEPTANCE  OF  PREMISES     19
6.1     Use  of  Leased  Property     19
6.2     Acceptance  of  Leased  Property     19
6.3     Conditions  of  Use  and  Occupancy     19
ARTICLE  7:     MAINTENANCE  AND  MECHANICS'  LIENS     20
7.1     Maintenance     20
7.2     Required  Alterations     20
7.3     Mechanic's  Liens     20
7.4     Replacements  of  Fixtures  and  Landlord's  Personal  Property     21
7.5     Lender  Maintenance  Reserve  Escrow     21
ARTICLE  8:     DEFAULTS  AND  REMEDIES     21
8.1     Events  of  Default     21
8.2     Remedies     23
8.3     Right  of  Setoff     26
8.4     Performance  of  Tenant's  Covenants     26
8.5     Late  Payment  Charge     26
8.6     Default  Rent     27
8.7     Attorneys'  Fees     27
8.8     Escrows  and  Application  of  Payments     27
8.9     Remedies  Cumulative     27
8.10     Waivers     27
8.11     Obligations  Under  the  Bankruptcy  Code     28
ARTICLE  9:     DAMAGE  AND  DESTRUCTION     28
9.1     Notice  of  Casualty     28
9.2     Substantial  Destruction     28
9.3     Partial  Destruction     29
9.4     Restoration     29
9.5     Insufficient  Proceeds     30
9.6     Not  Trust  Funds     30
9.7     Landlord's  Inspection     30
9.8     Landlord's  Costs     30
9.9     No  Rent  Abatement     31
ARTICLE  10:     CONDEMNATION     31
10.1     Total  Taking     31
10.2     Partial  Taking     31
10.3     Condemnation  Proceeds  Not  Trust  Funds     31
ARTICLE  11:     TENANT'S  PROPERTY     32
11.1     Tenant's  Property     32
11.2     Requirements  for  Tenant's  Property     32
ARTICLE  12:     RENEWAL  OPTIONS     33
12.1     Renewal  Options     33
12.2     Effect  of  Renewal     33
ARTICLE  13:     RIGHT  OF  FIRST  OPPORTUNITY     34
13.1     Right  of  First  Opportunity     34
13.2     Closing     35
ARTICLE  14:     NEGATIVE  COVENANTS     36
14.1     No  Debt     36
14.2     No  Liens     36
14.3     No  Guaranties     36
14.4     No  Transfer     36
14.5     No  Dissolution     36
14.6     Subordination  of  Payments  to  Affiliates     36
14.7     Change  of  Location  or  Name     36
ARTICLE  15:     AFFIRMATIVE  COVENANTS     37
15.1     Perform  Obligations     37
15.2     Proceedings  to  Enjoin  or  Prevent  Construction     37
15.3     Documents  and  Information     37
15.3.1     Furnish  Documents     37
15.3.2     Furnish  Information     37
15.3.3     Further  Assurances  and  Information     37
15.3.4     Material  Communications     38
15.3.5     Requirements  for  Financial  Statements     38
15.4     Compliance  With  Laws     38
15.5     Broker's  Commission     38
15.6     Existence  and  Change  in  Ownership     38
15.7     Financial  Covenants     39
15.7.1     Definitions     39
15.7.2     Coverage  Ratio     39
15.8     Facility  Licensure  and  Certification     39
15.9     Transfer  of  License  and  Facility  Operations     39
15.9.1     Licensure     39
15.9.2     Facility  Operations     39
15.10     Bed  Operating  Rights     40
15.11     Power  of  Attorney     40
15.12     Compliance  with  Loan  Documents     41
ARTICLE  16:     ALTERATIONS,  CAPITAL  IMPROVEMENTS,  AND  SIGNS     42
16.1     Prohibition  on  Alterations  and  Improvements     42
16.2     Approval  of  Alterations     42
16.3     Permitted  Alterations     43
16.4     Requirements  for  Permitted  Alterations     43
16.5     Ownership  and  Removal  of  Permitted  Alterations     44
16.6     Minimum  Qualified  Capital  Expenditures     44
16.7     Signs     44
ARTICLE  17:     RESERVED     44
ARTICLE  18:     ASSIGNMENT  AND  SALE  OF  LEASED  PROPERTY     44
18.1     Prohibition  on  Assignment  and  Subletting     44
18.2     Requests  for  Landlord's Consent to Assignment, Sublease or Management
Agreement     45
18.3     Agreements  with  Residents     46
18.4     Sale  of  Leased  Property     46
18.5     Assignment  by  Landlord     46
ARTICLE  19:     HOLDOVER  AND  SURRENDER     46
19.1     Holding  Over     46
19.2     Surrender     47
19.3     Indemnity     47
ARTICLE  20:     RESERVED     47
ARTICLE  21:     QUIET  ENJOYMENT,  SUBORDINATION,  ATTORNMENT  AND  ESTOPPEL
CERTIFICATES     47
21.1     Quiet  Enjoyment     47
21.2     Subordination     47
21.3     Attornment     48
21.4     Estoppel  Certificates     48
ARTICLE  22:     REPRESENTATIONS  AND  WARRANTIES     49
22.1     Organization  and  Good  Standing     49
22.2     Power  and  Authority     49
22.3     Enforceability     49
22.4     Government  Authorizations     49
22.5     Financial  Statements     49
22.6     Condition  of  Facility     50
22.7     Compliance  with  Laws     50
22.8     No  Litigation     50
22.9     Consents     50
22.10     No  Violation     51
22.11     Reports  and  Statements     51
22.12     ERISA     51
22.13     Chief  Executive  Office     51
22.14     Other  Name  or  Entities     51
22.15     Parties  in  Possession     51
22.16     Access     52
22.17     Utilities     52
22.18     Condemnation  and  Assessments     52
22.19     Zoning     52
22.20     Pro  Forma  Statement     52
22.21     Environmental  Matters     52
22.22     Leases  and  Contracts     53
22.23     No  Default     53
22.24     Tax  Status     53
ARTICLE  23:     RESERVED     53
ARTICLE  24:     SECURITY  INTEREST     53
24.1     Collateral     53
24.2     Additional  Documents     54
24.3     Notice  of  Sale     54
24.4     Recharacterization     55
24.5     Subordination     55
ARTICLE  25:     MISCELLANEOUS     55
25.1     Notices     55
25.2     Advertisement  of  Leased  Property     55
25.3     Entire  Agreement     55
25.4     Severability     55
25.5     Captions  and  Headings     56
25.6     Governing  Law     56
25.7     Memorandum  of  Lease     56
25.8     Waiver     56
25.9     Binding  Effect     56
25.10     No  Offer     56
25.11     Modification     56
25.12     Landlord's  Modification     57
25.13     No  Merger     57
25.14     Laches     57
25.15     Limitation  on  Tenant's  Recourse     57
25.16     Construction  of  Lease     57
25.17     Counterparts     57
25.18     Custody  of  Escrow  Funds     57
25.19     Landlord's  Status  as  a  REIT     57
25.20     Exhibits     58
25.21     WAIVER  OF  JURY  TRIAL     58
25.22     CONSENT  TO  JURISDICTION     58
25.23     Attorney's  Fees  and  Expenses     58
25.24     Survival     59
25.25     Time     59

SCHEDULE  1:     INITIAL  RENT  SCHEDULE
EXHIBIT  A:     LEGAL  DESCRIPTIONS
EXHIBIT  B:     PERMITTED  EXCEPTIONS
EXHIBIT  C:     FACILITY  INFORMATION
EXHIBIT  D:     LANDLORD'S  PERSONAL  PROPERTY
EXHIBIT  E:     DOCUMENTS  TO  BE  DELIVERED
EXHIBIT  F:     TENANT'S  CERTIFICATE  AND  FACILITY  FINANCIAL  REPORTS
EXHIBIT  G:     GOVERNMENT  AUTHORIZATIONS  TO  BE  OBTAINED;  ZONING  PERMITS
EXHIBIT  H:     PENDING  LITIGATION
EXHIBIT  I:     LIST  OF  LEASES  AND  CONTRACTS
EXHIBIT  J:     WIRE  TRANSFER  INSTRUCTIONS
EXHIBIT  K:     BASE  PRICE

                                 LEASE AGREEMENT


          This Lease Agreement ("Lease") is made effective as of September 29, 2003 (the "Effective Date") between HCRI RIDGELAND POINTE PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("Landlord" as further defined in 1.3 below), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and RIDGELAND ASSISTED LIVING, LLC, a limited liability company organized under the laws of the State of Washington ("Tenant"), having its chief executive office located at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.
                                 R E C I T A L S
A. As of the date hereof, Landlord acquired the Leased Property (defined below) from Tenant and paid the Acquisition Payment (defined below) towards the purchase price for the Leased Property. The amount paid by Tenant for the costs incurred by Landlord in connection with its acquisition from Tenant of the Leased Property, if any, shall be considered Tenant's contribution.
B. Landlord desires to lease the Leased Property to Tenant and Tenant desires to lease the Leased Property from Landlord upon the terms set forth in this Lease.
          NOW,  THEREFORE,  Landlord  and  Tenant  agree  as  follows:
   ARTICLE 1:     LEASED PROPERTY, TERM AND DEFINITIONSLEASED PROPERTY, TERM AND
                                   DEFINITIONS
1.1     Leased  PropertyLeased  Property.  Landlord  hereby leases to Tenant and
        --------------------------------
Tenant hereby leases from Landlord the Leased Property, subject, however, to the
     Permitted Exceptions and subject to the terms and conditions of this Lease.
1.2     TermTerm.  The  initial term ("Initial Term") of this Lease commences on
        --------
the Effective Date and expires at 12:00 Midnight Eastern Time on the day before the 15th anniversary of the Commencement Date (the "Expiration Date"); provided, however, that Tenant has one or more options to renew the Lease pursuant to
Article  12.
1.3     DefinitionsDefinitions.  Except as otherwise expressly provided, [i] the
        ----------------------
     terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof" and "hereunder" and similar words refer to this Lease as a whole and not to any particular section.
     "$4,400,000 Note" means the note granted by Guarantor to HCN dated as of August 28, 2003, as amended or restated.
"Acquisition Payment" means any payment by Landlord to acquire Leased Property. "ADA" means the federal statute entitled Americans with Disabilities Act, 42 U.S.C. 12101, et seq.
"Additional  Rent"  has  the  meaning  set  forth  in  2.2.
"Affiliate" means Guarantor and any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant or Guarantor. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, each Guarantor. An Affiliate of Tenant shall specifically exclude Columbia Pacific Management, Inc. or any Affiliate thereof and Holiday Retirement Corporation or any Affiliate thereof and, prior to the date of its acquisition thereof, Alterra Healthcare Corporation or any Affiliate thereof.
"Annual Company Budget" means Tenant's projection of its financial statement for the next fiscal year (or the 12-month rolling forward period, if applicable), which shall include the balance sheet, statement of income, statement of cash flows, statement of shareholders' equity and statement of capital expenditures for the applicable period.
"Annual Financial Statements" means [i] an audited Facility Financial Statement for the most recent fiscal year; and [ii] for Guarantor, if Guarantor is or includes a corporation, partnership or limited liability company, an audited balance sheet and statement of income for the most recent fiscal year. "Bankruptcy Code" means the United States Bankruptcy Code set forth in 11 U.S.C. 101, et seq., as amended from time to time.
"Base  Price"  has  the  meaning  set  forth  on  Exhibit  K.
"Base Rent" has the meaning set forth in 2.1, as increased from time to time pursuant to 2.2.
"Business Day" means any day other than a Saturday, Sunday, or national holiday. "Casualty" has the meaning set forth in 9.1.
"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.
"Closing" means the closing of the lease of the Leased Property to Tenant. "Collateral" has the meaning set forth in 24.1.
"Commencement Date" means the Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Effective Date.
"Commitment" means the Commitment Letter for the Lease dated March 5, 2002 as modified by the letter dated March 31, 2003.
"CPI" means the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982-84=100), U.S. City Average, All Items, or, if that index is not available at the time in question, the index designated by such Department as the successor to such index, and if there is no index so designated, an index for an area in the United States that most closely corresponds to the entire United States, published by such
Department, or if none, by any other instrumentality of the United States. "Default Rent" has the meaning set forth in 8.6.
"Effective  Date"  means  the  date  of  this  Lease.
"Environmental Laws" means all federal, state, and local laws, ordinances and policies the purpose of which is to protect human health and the environment, as amended from time to time, including, but not limited to, [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [v] Clean Water Act; [vi] the Toxic Substances Control Act; [vii] the Occupational Safety and Health Act; [viii] the Safe Drinking Water Act; and [ix] analogous state laws and regulations. "Event of Default" has the meaning set forth in 8.1.
"Expiration  Date"  has  the  meaning  set  forth  in  1.2.
"Facility" means the Facility located on the Land, including the Facility Property.
"Facility  Cash  Flow"  has  the  meaning  set  forth  in  15.7.1.
"Facility  Coverage  Ratio"  has  the  meaning  set  forth  in  15.7.1.
"Facility Financial Statement" means a financial statement for the Facility which shall include the balance sheet, statement of income, statement of cash flows, statement of shareholders' equity, occupancy census data (including payor mix), statement of capital expenditures and a comparison of the actual financial data versus the Annual Company Budget for the applicable period. "Facility Name" means the name under which the Facility has done business during the Term. The Facility Name in use by the Facility on the Effective Date is set forth on the attached Exhibit C.
"Facility Property" means the Land on which the Facility is located, the legal description of which is set forth on Exhibit A, the Improvements on the Land, the Related Rights, and Landlord's Personal Property.
"Facility State" means the State in which the Facility is located. "Facility Uses" means the uses relating to the operation of the Facility as a facility of the type and operating the number of beds and units set forth on Exhibit C.
"Financial Statements" means [i] the annual, quarterly and year to date financial statements of Tenant; and [ii] all operating statements for the
Facility, that were submitted to Landlord prior to the Effective Date. "Fixtures" means all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property (excluding Landlord's Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.
"Government Authorizations" means all permits, licenses, approvals, consents, and authorizations required to comply with all Legal Requirements, including, but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] the permits, licenses, provider agreements and approvals required for licensure and operation of the Facility in accordance with the Facility Uses and, if applicable, certified as a provider under the federal Medicare and state Medicaid programs; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.
"Guarantor" means Emeritus Corporation, a Washington corporation. "Guaranty" means the Unconditional and Continuing Lease Guaranty entered into by Guarantor to guarantee payment and performance of the Obligor Group Obligations and any amendments thereto or substitutions or replacements therefore. "Hazardous Materials" means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land, including, but not limited to, asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including, without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic, including, but not limited to, any substance within the meaning of "hazardous substance", "hazardous material", "hazardous waste", "toxic substance", "regulated substance", "solid waste" or "pollutant" as defined in any Environmental Law.
"HCN"  means  Health  Care  REIT,  Inc.,  a  Delaware  corporation.
"HIPDB" means the Healthcare Integrity and Protection Data Bank maintained by the Department of Health and Human Services.
"Impositions"  has  the  meaning  set  forth  in  3.2.
"Improvements" means all buildings, structures, Fixtures and other improvements of every kind on any portion of the Land, including, but not limited to, alleys, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures, now or hereafter situated upon any portion of the Land.
"Initial  Term"  has  the  meaning  set  forth  in  1.2.
"Investment Amount" is an aggregate concept and means the sum of all Landlord Payments outstanding at the applicable time.
"Land" means the real property described in Exhibit A attached hereto. "Landlord" means HCRI Ridgeland Pointe Properties, LLC.
"Landlord Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Landlord Payment" means the Acquisition Payment or any advance by Landlord under the terms hereof.
"Landlord's Personal Property" means all Personal Property owned by Landlord on the Effective Date and located at the Facility, including, without limitation, all personal property listed on the attached Exhibit D, together with any and all replacements thereof, and all Personal Property that pursuant to the terms of this Lease becomes the property of Landlord during the Term.
"Lease" means this Lease Agreement, as amended from time to time. "Lease Documents" means this Lease and all documents executed by Landlord and Tenant relating to this Lease or the Facility.
"Lease Payments" means the sum of the Base Rent payments (as increased from time to time) for the applicable period.
"Lease Year" means each consecutive period of 365 or 366 days throughout the Term. The first Lease Year commences on the Commencement Date and expires on the day before the first anniversary of the Commencement Date.
"Leased Property" means all of the Land, Improvements, Related Rights and Landlord's Personal Property.
"Legal Requirements" means all laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants applicable to the development, construction, condition and operation of the Facility by Tenant for the Facility Uses, including, but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws (if applicable); [iii] licensure to operate as the Facility in accordance with its Facility Uses; [iv] Medicare and Medicaid certification requirements (if applicable); [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs.
"Lender" means JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank), trustee for the registered certificateholders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-PS4.
"Letter of Credit" shall mean on the Effective Date the letter of credit required by Lender in the amount of 5% of the outstanding amount of the loan assumed by Landlord and any time after the Effective Date shall mean such letter of credit as required by Lender which may be reduced from time to time as a result of draws thereunder.
"Loan Documents" as used herein means the Loan Documents, as defined in the Note, and includes the [i] Assumption Agreement, by and among Landlord, Tenant and Lender; [ii] the Assumption of Obligations of Guarantor by and among HCN, Guarantor and Lender; [iii] the Subordination and Standstill Agreement by and among Tenant, Landlord, HCN, Guarantor and Lender; and [iv] any other documents executed in connection with the Note Assumption executed by either Tenant, Guarantor, Landlord and/or HCN.
"Material Obligation" means [i] any indebtedness with respect to any critical care equipment and for all other equipment any indebtedness in excess of $250,000.00 at the Facility secured by a security interest in or a lien, deed of trust or mortgage on any of the Leased Property (or any part thereof, including any Personal Property) and any agreement relating thereto; [ii] any obligation or agreement that is material to the construction or operation of the Facility or that is material to Tenant's business or financial condition and where a breach thereunder, if not cured within any applicable cure period, would have a material adverse affect on the financial condition of Tenant or the results of operations at the Facility; [iii] any unsecured indebtedness or lease of Tenant that has an outstanding principal balance or obligation of at least $250,000.00 and any agreement relating thereto; and [iv] any indebtedness or lease of Guarantor, other than this Lease, that has an outstanding principal balance or obligation of at least $1,000,000.00.
"Mortgage"  means  the  Deed of Trust and Security Agreement dated September 29,
1999 from Tenant in favor of Lender to secure the Note, as assigned to and assumed by Landlord and as the same may be amended from time to time.
"Negotiation  Period"  has  the  meaning  set  forth  in  Exhibit  K.
"Net Operating Income" means the pre-tax net income of Tenant plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for interest and lease payments, if any; plus [iii] the amount of the provision for Rent payments; plus [iv] the amount of the provision for management fees.
"Note" means the Fixed Rate Note dated September 29, 1999 in the original principal amount of $4,330,000.00 from Tenant to Lender as assigned to and assumed by Landlord and as the same may be amended from time to time. "Obligor Group Obligations" means all payment and performance obligations of Tenant or Guarantor to Landlord or any Landlord Affiliate, including, but not limited to, all obligations under this Lease, any loans extended to Tenant or Guarantor by Landlord or any Landlord Affiliate and all documents executed by Tenant or Guarantor in favor of Landlord or any Landlord Affiliate in connection with this Lease, any loan or any other obligation.
"Offer"  has  the  meaning  set  forth  in  13.1.
"Opportunity  Notice"  has  the  meaning  set  forth  in  13.1(a).
"Organization State" means the State in which an entity is organized. "Organizational Documents" means [i] for a corporation, its Articles of Incorporation certified by the Secretary of State of the Organization State, as amended to date, and its Bylaws certified by such entity, as amended to date; [ii] for a partnership, its Partnership Agreement certified by such entity, as amended to date, and the Partnership Certificate, certified by the appropriate authority (if applicable), as amended to date; and [iii] for a limited liability company, its Articles of Organization certified by the Secretary of State of the Organization State, as amended to date, and its Operating Agreement certified by such entity, as amended to date.
"Periodic Financial Statements" means an unaudited Facility Financial Statement for the most recent month.
"Permitted Exceptions" means all easements, liens, encumbrances, restrictions, agreements and other title matters existing as of the Effective Date, including, without limitation, the exceptions to title set forth on Exhibit B attached hereto, and any sublease of any portion of the Leased Property made in complete accordance with Article 18.
"Permitted Liens" means [i] liens granted to Landlord; [ii] liens customarily incurred by Tenant in the ordinary course of business for items not delinquent, including mechanic's liens and deposits and charges under worker's compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Lease; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be satisfactory to Landlord if the original cost of the equipment exceeds $250,000.00. "Personal Property" means all machinery, equipment, furniture, furnishings, movable walls or partitions, computers (and all associated software), trade fixtures and other personal property (but excluding consumable inventory and supplies owned by Tenant) used in connection with the Leased Property, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Improvements. "Pro Forma Statement" means a financial forecast for the Facility for the next five-year period prepared in accordance with the standards for forecasts established by the American Institute of Certified Public Accountants. "Protected Period" has the meaning set forth in 13.1(a).
"Qualified Capital Expenditures" means the expenditures capitalized on the books of Tenant for any of the following: replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and replacement of siding; roof replacements, including replacements of gutters, downspouts, eaves and soffits; major repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior and normal maintenance and repairs needed to maintain the quality and condition of the Facility in the market in which it operates, but excluding Alterations.
"Receivables" means [i] all of Tenant's rights to receive payment for providing resident care and services as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's rights to receive payment for providing resident care services.
"Related Rights" means all easements, rights (including bed operating rights) and appurtenances relating to the Land and the Improvements.
"Renewal  Date"  means  the  first  day  of  each  Renewal  Term.
"Renewal  Option"  has  the  meaning  set  forth  in  12.1.
"Renewal  Term"  has  the  meaning  set  forth  in  12.1.
"Rent"  means  Base  Rent,  Additional  Rent  and  Default  Rent.
"Rent Schedule" means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent Schedule is attached to this Lease as Schedule 1 or, after review and approval by Tenant, will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing.
"Replacement  Operator"  has  the  meaning  set  forth  in  15.9.1.
"Right of First Opportunity Event" has the meaning set forth in 13.1. "Secured Party" has the meaning set forth in 24.1.
"Tenant" has the meaning set forth in the introductory paragraph of this Lease. "Tenant's Property" has the meaning set forth in 11.1.
"Term"  means  the  Initial  Term  and  each  Renewal  Term.
                             ARTICLE 2:     RENTRENT
2.1     Base  RentBase  Rent.  Tenant shall pay Landlord base rent ("Base Rent")
        --------------------
in advance in consecutive monthly installments payable on the first day of each month during the Term commencing on the Commencement Date. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the
     Effective Date for the partial month, i.e., for the period commencing on the Effective Date and ending on the day before the Commencement Date. The Base Rent payable for the Initial Term is as shown on the Rent Schedule, to be adjusted pursuant to 2.1.1. The Base Rent for each Renewal Term will be determined in accordance with 12.2.
2.1.1     Base  Rent  AdjustmentBase  Rent  Adjustment .  In accordance with the
          ----------------------
terms of the Loan Documents, monthly payments of principal and interest due to Lender under the Note ("Loan Payment") shall be paid by Tenant. On October 1, 2003, the Base Rent due on October 1, 2003 shall be reduced by an amount equal to the Loan Payment (as of the Effective Date in the amount of $40,394.42)
divided by 30 times the number of days starting with the Effective Date and ending on September 30, 2003. On November 1, 2003, and on the first day of each month thereafter that Tenant makes a Loan Payment, the Base Rent due on November 1, 2003 and on the first day of each month thereafter, shall be reduced by an amount equal to the Loan Payment made by Tenant. If Landlord makes a Loan Payment, the Base Rent for each month thereafter shall not be reduced until such time as Landlord has been repaid the Loan Payment made by Landlord. Tenant shall deliver to Landlord written evidence, satisfactory to Landlord, of payment of the Loan Payment within five Business Days of payment of same, but in any event prior to the 10th day of each month.
2.2     Additional  RentAdditional Rent.  In addition to Base Rent, Tenant shall
        -------------------------------
pay all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease including any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the "Additional Rent").
2.3     Place of Payment of RentPlace of Payment of Rent.  Tenant shall make all
        ------------------------------------------------
     payments of Rent to Landlord by electronic wire transfer in accordance with the wiring instructions set forth in Exhibit J attached hereto, subject to change in accordance with other written instructions provided by Landlord from time to time.
2.4          Net LeaseNet Lease.  This Lease shall be deemed and construed to be
             ------------------
     an "absolute net lease", and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction, recoupment or setoff. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.
2.5     No  Termination,  Abatement, EtcNo Termination, Abatement, Etc..  Except
        ---------------------------------------------------------------
as otherwise specifically provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or setoff or recoupment against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking (as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; [iii] any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law [a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default. Nothing in this 2.5 shall be construed to limit any right which Tenant may have to bring a separate action against Landlord for any claim which Tenant may have or allege to have against Landlord.
2.6     Transaction FeeTransaction Fee.  On the Effective Date, Tenant shall pay
        ------------------------------
     a transaction fee to Landlord in an amount equal to 1% of the Investment Amount.
        ARTICLE 3:     IMPOSITIONS AND UTILITIESIMPOSITIONS AND UTILITIES
3.1     Payment  of  ImpositionsPayment  of  Impositions.  Tenant  shall pay, as
        ------------------------------------------------
Additional Rent, all Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the
Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may contest any Imposition in accordance with 3.7. Tenant shall deliver to Landlord [i] not more than five days after the due date of each Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 30 days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Tenant shall be entitled to any refund due from any taxing authority if no Event of Default shall have occurred hereunder and be continuing and if Tenant shall have paid all Impositions due and payable as of the date of the refund. Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in 8.8. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall reimburse Landlord for all personal property taxes paid by Landlord within 30 days after receipt of billings accompanied by copies of a bill therefore and payments thereof which identify the personal property with respect to which such payments are made. Impositions imposed in respect to the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant as of the termination date, whether or not such Imposition is imposed before or after such termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination.
3.2     Definition  of  ImpositionsDefinition  of  Impositions.  "Impositions"
        ------------------------------------------------------
means, collectively, [i] taxes (including, without limitation, all capital stock and franchise taxes of Landlord imposed by the Facility State or any governmental entity in the Facility State due to this lease transaction or Landlord's ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the Facility State because of Landlord's ownership of the Leased Property or lease thereof to Tenant), all real estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed on Tenant's operations of the Leased Property, including, without limitation, employee withholding taxes, income taxes and intangible taxes; [v] all taxes imposed by the Facility State or any governmental entity in the Facility State with respect to the conveyance of the Leased Property by Landlord to Tenant or Tenant's designee, including, without limitation, conveyance taxes; and [vi] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord's interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use by Tenant of the Leased Property or any part thereof. Tenant shall not, however, be required to pay any capital gains tax or any tax based on net income imposed on Landlord by any governmental entity other than the capital stock and franchise taxes described in clause [i] above.
3.3     Escrow  of  ImpositionsEscrow of Impositions.  Tenant shall deposit with
        --------------------------------------------
Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year for real estate taxes, which sums shall be used by Landlord toward payment of such Impositions. In addition, if an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year other than for real estate taxes, which sums shall be used by Landlord toward payment of such
Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes. The foregoing provision shall become applicable only at such time as the escrow of Impositions is not required by Lender, it being understood and agreed that for so long as Lender requires that the real estate tax portion of the Imposition be escrowed with Lender, Tenant shall be deemed to have fulfilled its obligations under this 3.3 with respect to the real estate tax portion of the Imposition provided Tenant receives notice either from Lender or from Landlord as required pursuant to 15.12.4 and then Tenant makes the required escrow payment of the real estate tax portion of the Imposition to Lender as and when due.
3.4     UtilitiesUtilities.  Tenant  shall  pay,  as Additional Rent, all taxes,
        ------------------
assessments, charges, deposits, and bills for utilities, including, without limitation, charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the amount of the annual utility expenses for the preceding Lease Year, which sums shall be used by Landlord to pay such utilities. Tenant shall, on demand, pay to Landlord any additional amount needed to pay such utilities. Landlord's receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord. Absent circumstances beyond Tenant's reasonable control, Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements absent circumstances beyond Tenant's reasonable control.
3.5     Discontinuance  of  UtilitiesDiscontinuance of Utilities.  Landlord will
        --------------------------------------------------------
not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations under this Lease.
3.6     Business  ExpensesBusiness  Expenses.  Tenant  shall  promptly  pay  all
        ------------------------------------
expenses and costs incurred in connection with the operation of the Facility on the Leased Property, including, without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.
3.7     Permitted  ContestsPermitted  Contests.  Tenant,  on  its  own  or  on
        --------------------------------------
Landlord's behalf (or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection  with  any  such  contest  and  any  loss  resulting  therefrom.
                        ARTICLE 4:     INSURANCEINSURANCE
4.1     Property InsuranceProperty Insurance.  At Tenant's expense, Tenant shall
        ------------------------------------
     maintain in full force and effect a property insurance policy or policies insuring the Leased Property against the following:
(a) Loss or damage commonly covered by a "All Risk" or "Special Form", as the case may be, policy insuring against physical loss or damage to the Improvements and Personal Property, including, but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if the Leased Property is in earthquake zone 1 or
2) and sinkholes (if usually recommended in the area of the Leased Property). The policy shall be in the amount of the full replacement value (as defined in 4.5) of the Improvements and Personal Property and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The policy shall include a stipulated value endorsement or agreed amount endorsement and endorsements for contingent liability for operations of building laws, demolition costs, and increased cost of construction.
(b) If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.
(c) Consequential loss of rents and income coverage insuring against all "All Risk" or "Special Form", as the case may be, risk of physical loss or damage with limits and deductible amounts acceptable to Landlord covering risk of loss during the course of reconstruction, and containing an endorsement for extended period of indemnity of at least 90 days, and shall be written with a stipulated amount of coverage if available at a reasonable premium.
(d) If the Leased Property is located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the
Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.
(e) Loss or damage caused by the breakage of plate glass in commercially reasonable amounts acceptable to Landlord.
(f) Loss or damage commonly covered by blanket crime insurance, including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Landlord.
4.2     Liability  InsuranceLiability  Insurance.  At  Tenant's  expense, Tenant
        ----------------------------------------
shall  maintain  liability  insurance  against  the  following:
(a) Claims for personal injury or property damage commonly covered by comprehensive general liability insurance with endorsements for incidental malpractice, contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.
(b) Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.
(c) Claims for personal injury commonly covered by medical malpractice and professional liability insurance in commercially reasonable amounts acceptable to Landlord.
(d) Claims commonly covered by workers' compensation insurance for all persons employed by Tenant on the Leased Property. Such workers' compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.
4.3     Builder's  Risk  InsuranceBuilder's  Risk Insurance.  In connection with
        ----------------------------------------------------
any construction, Tenant shall maintain in full force and effect a builder's completed value risk coverage ("Builder's Risk Coverage") of insurance in a nonreporting form insuring against all "All Risk" risk of physical loss or damage to the Improvements, including, but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased Property). The Builder's Risk Coverage shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk
Coverage shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The Builder's Risk Coverage shall include an endorsement permitting initial occupancy.
4.4     Insurance  RequirementsInsurance Requirements.  The following provisions
        ---------------------------------------------
shall  apply  to  all  insurance  coverages  required  hereunder:
(a) The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld.
(b) The carriers of all policies shall have a Best's Rating of "A" or better and a Best's Financial Category of XII or higher and shall be authorized to do insurance business in the Facility State.
(c) Tenant shall be the "named insured" and Landlord shall be an "additional insured" on each policy.
(d) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. The policies of insurance shall provide that the policy may not be canceled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days' prior written notice to Landlord.
(e) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall not be responsible for payment of premiums.
(f)     All  loss  adjustment  shall require the written consent of Landlord and
Tenant,  as  their  interests  may  appear.
(g) At least 30 days prior to the expiration of each insurance policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant's insurance agent.
4.5     Replacement  ValueReplacement  Value.  The term "full replacement value"
        ------------------------------------
means the actual replacement cost thereof from time to time, including increased cost of construction endorsement, with no reductions or deductions. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.
4.6     Blanket  PolicyBlanket Policy.  Notwithstanding anything to the contrary
        -----------------------------
contained in this Article 4, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded
     Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.
4.7     No  Separate  InsuranceNo Separate Insurance.  Tenant shall not take out
        --------------------------------------------
separate insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or  additional  policies.
4.8     Waiver  of  SubrogationWaiver  of Subrogation.  Each party hereto hereby
        ---------------------------------------------
waives any and every claim which arises or may arise in its favor and against the other party hereto during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.
4.9     MortgagesMortgages.  The  following  provisions  shall apply if Landlord
        ------------------
now  or  hereafter places a mortgage on the Leased Property or any part thereof:
[i] Tenant shall obtain a standard form of lender's loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment shall require the consent of the mortgagee; and [iv] Tenant shall provide such other information and documents as may be required by the mortgagee.
4.10     EscrowsEscrows.  After  an  Event  of  Default occurs hereunder, Tenant
         --------------
shall make such periodic payments of insurance premiums in accordance with Landlord's requirements after receipt of notice thereof from Landlord.
                        ARTICLE 5:     INDEMNITYINDEMNITY
5.1     Tenant's  IndemnificationTenant's  Indemnification.  Tenant  hereby
        --------------------------------------------------
indemnifies and agrees to hold harmless Landlord and HCN (jointly and severally,
     "Indemnified Party"), any successors or assigns of Indemnified Party, and Indemnified Party's and such successor's and assign's directors, officers, employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' fees, court costs, and the costs set forth in 8.7) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind, including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for by Tenant or its employees, agents or contractors; [vii] any obligations, costs or expenses arising under any Permitted Exceptions; and [viii] any claim under a Loan Document arising from the acts or omissions of Tenant or Guarantor, including, but not limited to, (a) any claim against HCN under an Indemnity Agreement granted by HCN to Lender; and
(b) any applicable make-whole premium payable to Lender as a result of an acceleration of the Loan. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord. All amounts payable to Landlord under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefore by Landlord shall bear interest at Landlord's rate of return as provided in the Commitment. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its commercially reasonable efforts to defend such action, suit or proceeding. Nothing in this 5.1 shall be construed as requiring Tenant to indemnify Landlord with respect to Landlord's own gross negligence or willful misconduct or with respect to any claim under the Loan Documents arising from the acts or omissions of Landlord or HCN.
5.1.1     Notice  of  ClaimNotice  of  Claim  .  Landlord shall notify Tenant in
          -----------------
writing of any claim or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes Tenant's defense of any such action.
5.1.2     Survival  of CovenantsSurvival of Covenants .  The covenants of Tenant
          ----------------------
contained  in  this  section  shall  remain  in  full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement  of  the  provisions  herein  specified.
5.1.3     Reimbursement  of  ExpensesReimbursement  of  Expenses  .  Unless
          ---------------------------
prohibited by law, Tenant hereby agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Lease.
5.2     Environmental  Indemnity; AuditsEnvironmental Indemnity; Audits.  Tenant
        ---------------------------------------------------------------
hereby indemnifies and agrees to hold harmless Landlord, any successors to Landlord's interest in this Lease, and Landlord's and such successors' directors, officers, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable consultants' and attorneys' fees) incurred by Landlord or any other indemnitee or assessed against any portion of the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to any Environmental Law. Tenant's indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to [i] Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant's occupancy of the Leased Property shall have fully terminated; or [ii] Hazardous Materials introduced to the Leased Property by Landlord, its agent, employees, successors or assigns. If at any time during the Term of this Lease any governmental authority notifies Landlord or Tenant of a violation of any Environmental Law or Landlord reasonably believes that a Facility may violate any Environmental Law, Landlord may require one or more environmental audits of such portion of the Leased Property, in such form, scope and substance as specified by Landlord, at Tenant's expense. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing any environmental audit, including, without limitation, reasonable attorneys' fees and costs.
5.3     Limitation  of  Landlord's  LiabilityLimitation of Landlord's Liability.
        -----------------------------------------------------------------------
Landlord, its agents, and employees, will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or
Tenant's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased
Property,  or  from  any  other  cause  beyond  Landlord's  control.
   ARTICLE 6:     USE AND ACCEPTANCE OF PREMISESUSE AND ACCEPTANCE OF PREMISES
6.1     Use  of  Leased  PropertyUse  of  Leased Property.  Tenant shall use and
        -------------------------------------------------
occupy the Leased Property exclusively for the Facility Uses specified for the Facility and for all lawful and licensed ancillary uses, including the operation of an Alzheimer's Memory Loss Unit, provided Tenant complies with all applicable Legal Requirements and for no other purpose without the prior written consent of Landlord. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Property as herein permitted. Tenant shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency within 10 days after Tenant's receipt of each item.
6.2     Acceptance  of  Leased  PropertyAcceptance  of  Leased Property.  Tenant
        ---------------------------------------------------------------
acknowledges that [i] Tenant and its agents have had an opportunity to inspect the Leased Property; [ii] Tenant has found the Leased Property fit for Tenant's use; [iii] Landlord will deliver the Leased Property to Tenant in "as-is" condition; [iv] Landlord is not obligated to make any improvements or repairs to the Leased Property; and [v] the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.
6.3     Conditions of Use and OccupancyConditions of Use and Occupancy .  Tenant
        -------------------------------
     agrees that during the Term it shall use and keep the Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra-hazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof. Landlord shall have the right to have an annual inspection of the Leased Property performed and Tenant shall pay an inspection fee of the lesser of $1,500.00 or Landlord's reasonable out-of-pocket expenses within 30 days after receipt of Landlord's invoice.
 ARTICLE 7:     MAINTENANCE AND MECHANICS' LIENSMAINTENANCE AND MECHANICS' LIENS
7.1     MaintenanceMaintenance .  Tenant shall maintain, repair, and replace the
        -----------
     Leased Property, including, without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, HVAC systems, equipment, parking areas, sidewalks, water, sewer and gas connections, pipes and mains. Tenant shall pay, as Additional Rent, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall at all times maintain, operate and otherwise manage the
Leased Property on a basis and in a manner consistent with the standards currently maintained by Tenant at the Leased Property. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or the property to be repaired shall be replaced. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any parts thereof for the Facility Uses. Tenant shall permit Landlord to inspect the Leased Property at all reasonable times and on reasonable advance notice, and if Landlord has a reasonable basis to believe that there are maintenance problem areas and gives Tenant written notice thereof setting forth its concerns in reasonable detail, Tenant shall deliver to Landlord a plan of correction within 10 Business Days after receipt of the notice. Tenant shall diligently pursue correction of all problem areas within 60 days after receipt of the notice or such longer period as may be necessary for reasons beyond its reasonable control such as shortage of materials or delays in securing necessary permits, but not caused by lack of diligence by Tenant and, upon expiration of the 60-day period, shall deliver evidence of completion to Landlord or an interim report evidencing Tenant's diligent progress towards completion and, at the end of the next 60-day period, evidence of satisfactory completion. Upon completion, Landlord shall have the right to re-inspect the Facility and Tenant shall pay a re-inspection fee of $750.00 plus Landlord's reasonable out-of-pocket expenses within 30 days after receipt of Landlord's invoice. At each inspection of the Leased Property by Landlord, the Facility employee in charge of maintenance shall be available to  tour  the  Facility  with  Landlord  and  answer  questions.
7.2     Required  AlterationsRequired  Alterations  .  Tenant shall, at Tenant's
        ---------------------
sole cost and expense, make any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this
     Lease, or any other cause whatsoever. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of 16.4.
7.3     Mechanic's  LiensMechanic's  Liens  .  Tenant shall have no authority to
        -----------------
permit or create a lien against Landlord's interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic's liens  against  the  Leased  Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant shall remove, bond-off, or otherwise obtain the release of any mechanic's lien filed against the Leased Property within 10 days after notice of the filing thereof. Tenant shall pay all expenses in connection therewith, including, without limitation, damages, interest, court costs and reasonable  attorneys'  fees.
7.4     Replacements of Fixtures and Landlord's Personal PropertyReplacements of
        ---------------------------------------------------------
     Fixtures and Landlord's Personal Property . Tenant shall not remove Fixtures and Landlord's Personal Property from the Leased Property except to replace the Fixtures and Landlord's Personal Property with other similar items of equal quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of Landlord's Personal Property and replacements therefor. Tenant may finance replacements for the Fixtures and Landlord's Personal Property by equipment lease or by a security agreement and financing statement if, with respect to any financing of critical care equipment and with respect to any other Personal Property having a value in excess of $250,000.00 [i] Landlord has consented to the terms and conditions of the equipment lease or security agreement; and [ii] the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.
7.5     Lender  Maintenance  Reserve  EscrowLender  Maintenance  Reserve Escrow.
        ------------------------------------
Upon request from Tenant, Landlord shall cooperate with Tenant to secure the release of funds held by Lender in the Lender Maintenance Reserve Escrow to the extent such funds are available as set forth in the Loan Documents. Tenant's obligations set forth in this Article 7 shall not be conditioned upon the release of funds by Lender from the Lender Maintenance Reserve Fund.
            ARTICLE 8:     DEFAULTS AND REMEDIESDEFAULTS AND REMEDIES
8.1     Events  of DefaultEvents of Default .  The occurrence of any one or more
        ------------------
of the following shall be an event of default ("Event of Default") hereunder without any advance notice to Tenant unless specified herein:
(a) Tenant fails to pay in full any installment of Base Rent, any Additional Rent or any other monetary obligation payable by Tenant under this Lease within  10  days  after  such  payment  is  due.
(b)     Tenant or Guarantor (where applicable) fails to comply with any covenant
set  forth  in  Article  14,   15.6,  15.7,  15.8  or  15.12  of  this  Lease.
(c) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default it cannot  be  remedied  within  30  days,  Tenant  fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of 8.1.
(d) Tenant abandons or vacates(except during a period of repair or reconstruction after damage, destruction or a Taking) the Facility Property or any material part thereof, ceases to operate any Facility, ceases to do business or ceases to exist for any reason for any one or more days.
(e) [i] The filing by Tenant or Guarantor of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant or Guarantor; [ii] the failure by Tenant or Guarantor within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against such party, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant or Guarantor; [iv] any assignment by Tenant or Guarantor for the benefit of its creditors; [v] the entry by Tenant or Guarantor into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant or Guarantor in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant or Guarantor (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).
(f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property, Tenant which adversely affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [v] Tenant is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant or Guarantor from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant or Guarantor located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days.
(g) Any representation or warranty made by Tenant or Guarantor in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant or Guarantor pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.
(h) Tenant or any Affiliate of Tenant defaults on any indebtedness or obligation to Landlord or any Landlord Affiliate, any Obligor Group Obligation or any agreement with Landlord or any Landlord Affiliate, including, without limitation, any lease with Landlord or any Landlord Affiliate, or the occurrence of a default under any Material Obligation, and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time.
(i) Any guarantor of this Lease dissolves, terminates, is adjudicated incompetent, files a petition in bankruptcy, or is adjudicated insolvent under the Bankruptcy Code or any other insolvency law, or fails to comply with any covenant or requirement of such guarantor set forth in this Lease or in the guaranty  of  such  guarantor,  which  is  not  cured within any applicable cure period.
(j) The license for the Facility or any other Government Authorization is canceled, suspended, reduced to provisional or temporary, or otherwise invalidated, or license revocation or decertification proceedings are commenced against Tenant, and in each instance, such action is not stayed pending appeal, or, as a result of the acts or omissions of Tenant, any reduction of more than 5% occurs in the number of licensed beds or units at the Facility, or an admissions ban is issued for the Facility and remains in effect for a period of more than 45 days.
8.2     RemediesRemedies  .  Upon  the  occurrence  of an Event of Default under
        --------
this Lease or any Lease Document, and at any time thereafter until Landlord waives the default in writing or acknowledges cure of the default in writing, at
     Landlord's option, without declaration, notice of nonperformance, protest, notice of protest, notice of default, notice to quit or any other notice or demand of any kind, Landlord may exercise any and all rights and remedies provided in this Lease or any Lease Document or otherwise provided under law or in equity, including, without limitation, any one or more of the following remedies:
(a) Landlord may re-enter and take possession of the Leased Property without terminating this Lease, and lease the Leased Property for the account of
Tenant, holding Tenant liable for all costs of Landlord in reletting the Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.
(b) Landlord may terminate this Lease by written notice to Tenant, exclude Tenant from possession of the Leased Property and use commercially reasonable efforts to lease the Leased Property to others, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under this Lease.
(c) Landlord may re-enter the Leased Property and have, repossess and enjoy the Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.
(d) Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property subject to landlord's obligation to maintain the confidentiality of any patient or employee information in accordance with the requirements of applicable State or federal law.
(e) Landlord may accelerate all of the unpaid Rent hereunder based on the then current Rent Schedule so that the aggregate Rent for the unexpired term of this Lease becomes immediately due and payable.
(f) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under this Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.
(g) With respect to the Collateral or any portion thereof and Secured Party's security interest therein, Secured Party may exercise all of its rights as secured party under Article 9 of the Uniform Commercial Code. Secured Party may sell the Collateral by public or private sale upon five days notice to Tenant. Tenant agrees that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Secured Party, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.
(h) Secured Party may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the Obligor Group Obligations unless prohibited by law. Tenant appoints Landlord or its designee as attorney for Tenant with powers [i] to receive, to endorse, to sign and/or to deliver, in Tenant's name or Secured Party's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Absent gross negligence or willful misconduct of Secured Party, Secured Party shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Secured Party's option, Tenant shall [i] provide Secured Party a full accounting of all amounts received on account of Receivables with such frequency and in such form as Secured Party may require, either with or without applying all collections on Receivables in payment of the Obligor Group Obligations or [ii] deliver to Secured Party on the day of receipt all such collections in the form received and duly endorsed by Tenant. At Secured Party's request, Tenant shall institute any action or enter into any settlement determined by Secured Party to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Secured Party may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Secured Party, thereby terminating Tenant's authority to collect Receivables. After terminating Tenant's authority to enforce or collect Receivables, Secured Party shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Secured Party shall have the right to collect and enforce the Receivables. Prior to the occurrence and during the continuance of an Event of Default, at Tenant's cost and expense, but on behalf of Secured Party and for Secured Party's account, Tenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Secured Party, but Tenant may commingle such collections with Tenant's own funds, until Tenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Secured Party does not assume any of Tenant's obligations under any Receivable, and Secured Party shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant.
(i) Without waiving any prior or subsequent Event of Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.
(j) Landlord may terminate its obligation, if any, to disburse any Landlord Payments.
(k) Landlord may enter and take possession of the Land and the Facility without terminating this Lease and complete construction and renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under the Lease Documents. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints Landlord its lawful attorney-in-fact with full power to do any of the following: [i] complete construction, renovation and equipping of the Improvements in the name of
Tenant; [ii] use unadvanced funds remaining under the Investment Amount, or funds that may be reserved, escrowed, or set aside for any purposes hereunder at any time, or to advance funds in excess of the Investment Amount, to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] execute all applications and certificates, in the name of Tenant, that may be required in connection with any construction; [vii] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the Improvements; and
[viii] to execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Secured Party or Secured Party's designee. This power of attorney is a power coupled with an interest and cannot be revoked.
(l) Landlord may apply, with or without notice to Tenant, for the appointment of a receiver ("Receiver") for Tenant or Tenant's business or for the Leased Property. Unless prohibited by law, such appointment may be made either before or after termination of Tenant's possession of the Leased Property, without notice, without regard to the solvency or insolvency of Tenant at the time of application for such Receiver and without regard to the then value of the Leased Property, and Secured Party may be appointed as Receiver. After the occurrence and during the continuance of an Event of Default, Landlord shall be entitled to appointment of a receiver as a matter of right and without the need to make any showing other than the existence of an Event of Default.
The Receiver shall have the power to collect the rents, income, profits and Receivables of the Leased Property during the pendency of the receivership and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Leased Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Rent or any other monetary obligation of Tenant under this Lease, including, without limitation, any losses or damages incurred by Landlord under this Lease. Tenant, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
(m) Landlord may terminate any management agreement with respect to any of the Leased Property and shall have the right to retain one or more managers for the Leased Property at the expense of Tenant, such manager(s) to serve for such term and at such compensation as Landlord reasonably determines is necessary under the circumstances.
8.3     Right of SetoffRight of Setoff .  Landlord may, and is hereby authorized
        ---------------
     by Tenant to, at any time and from time to time without advance notice to Tenant (any such notice being expressly waived by Tenant), setoff or recoup and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.
8.4     Performance  of  Tenant's  CovenantsPerformance  of Tenant's Covenants .
        ------------------------------------
Landlord may perform any obligation of Tenant which Tenant has failed to perform within five days after Landlord has sent a written notice to Tenant informing it of its specific failure. Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at Landlord's rate of return as provided in the Commitment.
8.5     Late  Payment  ChargeLate Payment Charge .  Tenant acknowledges that any
        ---------------------
default in the payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10-day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.
8.6     Default  RentDefault  Rent .  At Landlord's option at any time after the
        -------------
occurrence of an Event of Default and while such Event of Default remains uncured, the Base Rent payable under this Lease shall be increased to reflect Landlord's rate of return of 18.5% per annum on the Investment Amount ("Default Rent"); provided, however, that if a court of competent jurisdiction determines that any other amounts payable under this Lease are deemed to be interest, the Default Rent shall be adjusted to ensure that the aggregate interest payable under this Lease does not accrue at a rate in excess of the maximum legal rate.
8.7     Attorneys'  FeesAttorneys' Fees .  Tenant shall pay all reasonable costs
        ----------------
and expenses incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, without limitation, [i] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements; and [iii] the expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such reasonable costs, expenses, charges and fees payable by Tenant shall be deemed to be Additional Rent under this Lease.
8.8     Escrows and Application of PaymentsEscrows and Application of Payments .
        -----------------------------------
     As security for the performance of the Obligor Group Obligations, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance of an Event of Default shall be applied to the Obligor Group Obligations in the order which Landlord may determine.
8.9     Remedies  CumulativeRemedies  Cumulative  .  The  remedies  of  Landlord
        --------------------
herein are cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.
8.10     WaiversWaivers  .  Tenant  waives [i] any notice required by statute or
         -------
other  law  as  a condition to bringing an action for possession of, or eviction from, any of the Leased Property, [ii] any right of re-entry or repossession, [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Lease, [iv] any right of redemption whether pursuant to statute, at law or in equity, [v] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor, notices to quit and any other notice or demand of any kind other than those specifically provided for in this Lease, and [vi] all notices of the existence, creation or incurring of any obligation or advance under this Lease before or after this date.
8.11     Obligations  Under  the Bankruptcy CodeObligations Under the Bankruptcy
         ---------------------------------------
Code . Upon filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Leased Property, an amount equal to all Rent due pursuant to this Lease. Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of the assumption and/or assignment of this Lease are the following: [i] the cure of any monetary defaults and reimbursement of pecuniary loss within not more than five Business Days of assumption and/or assignment; [ii] the deposit of an additional amount equal to not less than three months' Base Rent, which amount is agreed to be a necessary and appropriate deposit to adequately assure the future performance under this Lease of the Tenant or its assignee; and [iii] the continued use of the Leased Property for the Facility Uses. Nothing herein shall be construed as an agreement by Landlord to any assignment of this Lease or a waiver of Landlord's right to seek adequate assurance of future performance in addition to that set forth hereinabove in connection with any proposed assumption and/or assignment of this Lease.
           ARTICLE 9:     DAMAGE AND DESTRUCTIONDAMAGE AND DESTRUCTION
9.1     Notice  of CasualtyNotice of Casualty .  If the Leased Property shall be
        -------------------
destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty in excess of $150,000.00 (a "Casualty"), Tenant shall give written notice thereof to Landlord within two Business Days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty, including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.
9.2     Substantial  DestructionSubstantial  Destruction  .
        ------------------------
9.2.1 If the Facility Improvements are substantially destroyed at any time other than during the final 18 months of the Initial Term or any Renewal Term, Tenant shall promptly rebuild and restore such Improvements in accordance with
9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration. The term "substantially destroyed" means any casualty resulting in the  loss  of  use of 50% or more of the licensed beds at any one Facility.
9.2.2 If the Facility Improvements are substantially destroyed during the final 18 months of the Initial Term or any Renewal Term, Landlord may elect to terminate this Lease and retain the insurance proceeds unless Tenant exercises its option to renew as set forth in 9.2.3. If Landlord elects to terminate, Landlord shall give notice ("Termination Notice") of its election to terminate this Lease within 30 days after receipt of Tenant's notice of the damage. If Tenant does not exercise its option to renew under 9.2.3 within 15 days after delivery of the Termination Notice, this Lease shall terminate on the 15th day after delivery of the Termination Notice. If this Lease is so terminated, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease through the effective date of termination.
9.2.2.1 If the Facility Improvements are substantially destroyed during the final 18 months of the Initial Term or the Renewal Term and Landlord gives the Termination Notice, Tenant shall have the option to renew this Lease. Tenant shall give Landlord irrevocable notice of Tenant's election to renew within 15 days after delivery of the Termination Notice. If Tenant elects to renew, the Renewal Term will be in effect for the balance of the then current Term plus a 15-year period. The Renewal Term will commence on the third day following Landlord's receipt of Tenant's notice of renewal. All other terms of this Lease for the Renewal Term shall be in accordance with Article 12. The Improvements will be restored by Tenant in accordance with the provisions of this Article 9 regarding partial destruction.
9.3     Partial  DestructionPartial  Destruction .  If the Facility Improvements
        --------------------
are not substantially destroyed, then Tenant shall comply with the provisions of
     9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration.
9.4     RestorationRestoration .  Subject to any limitations imposed by law with
        -----------
     respect to the rebuilding of the Leased Premises, Tenant shall promptly repair, rebuild, or restore the damaged Leased Property, at Tenant's expense, so as to make the Leased Property at least equal in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding with respect to any Casualty, or letting any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, plans and specifications meeting the requirements of 16.2 for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond
Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including reasonable attorneys' fees. Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Payments for deposits for the repairing or rebuilding or delivery of materials to the Facility will be made upon Landlord's receipt of evidence satisfactory to Landlord that such payments are required in advance. With respect to any Casualty, prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold 10% from each payment until the work is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding. Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant. If required by law as a result of the nature or extent of the damage, Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before the damaged Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.
9.5     Insufficient  ProceedsInsufficient  Proceeds  .  If  the proceeds of any
        ----------------------
insurance settlement are not sufficient to pay the costs of Tenant's repair, rebuilding or restoration under 9.4 in full, Tenant shall deposit with Landlord at Landlord's option, and within 10 days of Landlord's request, an amount sufficient in Landlord's reasonable judgment to complete such repair, rebuilding or restoration or shall provide Landlord with evidence reasonably satisfactory to Landlord that Tenant has available the funds needed to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent.
9.6     Not  Trust FundsNot Trust Funds .  Notwithstanding anything herein or at
        ----------------
law or equity to the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased Property from any casualty whatsoever, whether or not insurable or insured  against.
9.7     Landlord's  InspectionLandlord's  Inspection  .  During  the progress of
        ----------------------
such repairs or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times and on reasonable notice. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other  respect.  Tenant's  obligations  to  supply  insurance, according to
Article  4,  will be applicable to any repairs or rebuilding under this section.
9.8     Landlord's  CostsLandlord's  Costs .  Tenant shall, within 30 days after
        -----------------
receipt of an invoice from Landlord, pay the costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys  in  connection  therewith.
9.9     No  Rent  AbatementNo  Rent Abatement .  Rent will not abate pending the
        -------------------
repairs  or  rebuilding  of  the  Leased  Property.
                    ARTICLE 10:     CONDEMNATIONCONDEMNATION
10.1.1     Total  TakingTotal  Taking .  If, by exercise of the right of eminent
           -------------
domain or by conveyance made in response to the threat of the exercise of such right ("Taking"), the entire Facility Property is taken, or so much of the Facility Property is taken that the number of licensed beds/units at the
Facility Property is reduced by more than 25% as a result of such Taking, then this Lease will end with respect to the Facility Property only on the earlier of the vesting of title to the Facility Property in the condemning authority or the taking of possession of the Facility Property by the condemning authority. All damages awarded for such Taking under the power of eminent domain shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Facility Property, provided, however, nothing herein shall preclude Tenant from pursuing a separate award for the Taking of its Tenant's Property (as defined below) or for relocation costs or expenses.
10.2     Partial  TakingPartial  Taking  .  If,  after  a Taking, so much of the
         ---------------
Facility Property remains that the Facility Property can be used for substantially the same purposes for which it was used immediately before the Taking, then [i] this Lease will end as to the part taken on the earlier of the vesting of title to such Leased Property in the condemning authority or the taking of possession of the Leased Property by the condemning authority and the Rent will be adjusted accordingly; [ii] at its cost, Tenant shall restore so much of the Facility Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; [iii] upon completion of the restoration, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, reasonable attorneys', appraisers', and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Facility Property), or Tenant's actual out-of-pocket costs of restoring the Facility Property; and [iv] Landlord shall be entitled to the balance of the net award except to the extent specifically allocated to the value of Tenant's Property or any relocation costs or expenses incurred by Tenant as a result of such partial Taking. The restoration shall be
completed  in  accordance with   9.4, 9.5, 9.7, 9.8 and 9.9 with such provisions
deemed  to  apply  to  condemnation  instead  of  casualty.
10.3     Condemnation  Proceeds  Not  Trust FundsCondemnation Proceeds Not Trust
         ----------------------------------------
Funds . Notwithstanding anything in this Lease or at law or equity to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Taking.
               ARTICLE 11:     TENANT'S PROPERTYTENANT'S PROPERTY
11.1     Tenant's  PropertyTenant's  Property  .  Tenant shall have the right to
         ------------------
install,  place,  and  use  on  the  Leased  Property  such fixtures, furniture, equipment, inventory and other personal property in addition to Landlord's Personal Property as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as "Tenant's Property".
11.2     Requirements  for Tenant's PropertyRequirements for Tenant's Property .
         -----------------------------------
     Tenant shall comply with all of the following requirements in connection with Tenant's Property:
(a) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace Tenant's Property.
(b) Tenant shall, at Tenant's sole cost and expense, keep Tenant's Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant's Property. The insurance shall meet the requirements of 4.3.
(c)     Tenant  shall  pay  all  taxes  applicable  to  Tenant's  Property.
(d) If Tenant's Property is damaged or destroyed by fire or any other cause, Tenant shall have the right, but not the obligation, to repair or replace Tenant's Property (unless the same is required for the operation of the Leased Property in compliance with applicable Legal Requirements, in which case Tenant shall be required to promptly repair or replace the same) unless Landlord elects to terminate this Lease pursuant to 9.2.2.
(e) Unless an Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant's Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant); and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Tenant's Property.
(f) Tenant shall not, without the prior written consent of Landlord or as otherwise provided in this Lease, remove any Tenant's Property or Leased Property. Tenant shall, at Landlord's option, remove Tenant's Property upon the termination or expiration of this Lease and shall repair any damage to the Leased Property resulting from the removal of Tenant's Property. If Tenant fails to remove Tenant's Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant's Property, Tenant's Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant's Property. In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant's Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.
(g) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Property. For equipment loans or leases for critical care equipment and for all other equipment having an original cost in excess of $250,000.00, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including, without limitation, the following: [i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.
                 ARTICLE 12:     RENEWAL OPTIONSRENEWAL OPTIONS
12.1     Renewal  OptionsRenewal  Options  .  Tenant  has  the  option  to renew
         ----------------
("Renewal Option") this Lease for one 15-year renewal term ("Renewal Term"). Tenant can exercise the Renewal Option only upon satisfaction of the following conditions:
(a) There shall be no uncured Event of Default, or any event which with the passage of time or giving of notice would constitute an Event of Default, at the time Tenant exercises its Renewal Option nor on the date the Renewal Term is to commence.
(b) Tenant shall give Landlord irrevocable written notice of renewal no later than the date which is [i] 90 days prior to the expiration date of the Initial Term; or [ii] 15 days after Landlord's delivery of the Termination Notice as set forth in 9.2.3.
12.2     Effect  of  RenewalEffect  of  Renewal  .  The  following  terms  and
         -------------------
conditions  will  be  applicable  if  Tenant  renews  the  Lease:
(a)     Effective  Date.  Except  as otherwise provided in  9.2.3, the effective
        ---------------
date of any Renewal Term will be the first day after the expiration date of the Term. The first day of the Renewal Term is also referred to as the Renewal Date.
(b)     Investment  Amount.  Effective  as  of  the  Renewal  Date,  a  single
        ------------------
Investment  Amount  will  be  computed  by summing all Landlord Payments made to
        -
date.
(c)     Rent  Adjustment.  Effective  as  of  the  Renewal  Date, Landlord shall
        ----------------
calculate Base Rent for the Renewal Term in accordance with 2.1(c)(2) of the Commitment and shall issue a new Rent Schedule reflecting the Base Rent adjustment. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the Rent Schedule in effect on the day before the Renewal Date; and [ii] within 10 days following Landlord's issuance of an invoice, pay the difference between the installment of Base Rent paid to Landlord for such month and the installment of Base Rent actually due for such month as a result of the renewal of the Lease.
(d)     Other  Terms  and Conditions.  Except for the modifications set forth in
        ----------------------------
this 12.2, all other terms and conditions of the Lease will remain the same for the Renewal Term.
      ARTICLE 13:     RIGHT OF FIRST OPPORTUNITYRIGHT OF FIRST OPPORTUNITY
13.1     Right of First OpportunityRight of First Opportunity .  In the event at
         --------------------------
     any time during the Term either [i] Landlord elects to seek a purchaser of the Leased Property (the "Right of First Opportunity Event") or [ii] Landlord receives a bona fide offer from a third party (the "Offer") setting forth the terms and conditions upon which it proposes to purchase the Leased Property which it is interested in accepting, but in no event shall Landlord be obligated to accept (the "Right of First Refusal Event"), the following provisions shall apply:
(a) In the event of the occurrence of the Right of First Opportunity Event, Landlord shall provide Tenant with written notice of its intent to sell the Leased Property and its proposed terms with respect thereto (the "Opportunity Notice"). Landlord and Tenant shall have a period of 30 days after Tenant's receipt of the Opportunity Notice (the "Protected Period") to negotiate in good faith with respect to the terms and conditions under which such transaction shall occur provided that in no event shall the purchase price be less than the Base Price and shall occur on the terms and conditions set forth in the Transaction Documents (as defined below) (the "Opportunity Transaction"). In the event Landlord and Tenant are unable to reach agreement within the Protected
     Period with respect to the terms of the Opportunity Transaction, then Landlord shall be free to enter into negotiations with respect to the Opportunity Transaction with any other person or entity; provided, however, that Landlord shall not be permitted to consummate a transaction with any other person or entity on terms which are less favorable to Landlord than those offered to Tenant during the Protected Period without first offering Tenant the opportunity on written notice setting forth such terms to consummate the Opportunity Transaction on such alternative terms and conditions (the "Modified Opportunity Notice"); provided, however, that Tenant shall be deemed to have waived its right to proceed with such revised Opportunity Transaction in the event it does not advise Landlord of its election to proceed within 10 days after  its  receipt  of  the  Modified  Opportunity  Notice.
(b) In the event of the occurrence of a Right of First Refusal Event, Landlord shall provide Tenant with a true and correct copy of the Offer (the "Right of First Refusal Notice"). Tenant shall have 20 days from its receipt of the Right of First Refusal Notice to advise Landlord in writing whether it is prepared to purchase the Leased Property on the same terms and conditions as set forth in the Offer. Tenant's failure to so advise Landlord within such 20 day period shall be deemed to be a determination by Tenant not to exercise the right of first refusal provided for herein, at which time Landlord shall be free to consummate the transaction which was the subject of the Offer; provided, however, that Landlord shall not be permitted to modify the terms specified in the Offer in an manner more favorable to the third party than those reflected in the original Offer (the "Modified Offer") without first again offering Tenant the opportunity to consummate a transaction on the terms set forth in the Modified Offer; provided, however, that Tenant shall be deemed to have waived its right to proceed with such a transaction in the event it does not advise Landlord of its election to proceed within 10 days after its receipt of the Modified Offer.
(c) In the event Landlord does not consummate a transaction on the terms provided for in the Offer or the Modified Offer, as applicable, within 90 days after the date thereof, Landlord shall not be permitted to sell the Leased Property to the Offeror or to any other party, whether on the terms set forth in the Offer or the Modified Offer, as applicable, or pursuant to a new Offer without again first offering Tenant an option to consummate a transaction on the terms specified in the Offer, the Modified Offer or any new Offer, as applicable; provided, however, that Tenant shall be deemed to have waived its rights hereunder in the event it does not advise Landlord of its election to proceed within 10 days after its receipt of another copy of the Offer or of the Modified Offer or the new Offer, as applicable.
(d) In the event Tenant exercises its right of first refusal or right of first opportunity provided for herein, Tenant and Landlord shall have a period of 30 days in which to enter into one or more written agreements outlining the terms and conditions, in addition to those set forth in the Offer or the Modified Offer, if applicable, on which the sale will occur (the "Transaction Documents"). In the event Landlord and Tenant fail to execute the Transaction Documents within said 30 day period, then Tenant shall be deemed to have forfeited its rights hereunder with respect to such transaction; provided, however, that Landlord shall not be permitted to sell the Leased Property to any other person or entity on terms which are less favorable to Landlord than those offered to Tenant during the Protected Period or beyond the expiration of the 90 day period provided for in clause (c), without first complying with the terms of this 13.1 unless Landlord and Tenant failed to execute the Transaction Documents as a result of Tenant's bad faith in the negotiation of the terms of such Transaction Documents, in which case Landlord shall be permitted to sell the Leased Property to any other person or entity regardless of the terms of such transaction.
(e) Any sale of the Lease Property by Landlord pursuant to this 13, other than to Tenant, shall be subject to the rights of Tenant under this Lease, including, but not limited to, its rights under this 13.
(f) At the time of the acquisition of the Leased Property by Tenant, the then outstanding amount of principal and accrued and unpaid interest, if any, due under the $4,400,000 Note shall be due and payable in full or if said $4,400,000 Note is consolidated, then the lesser of $4,400,000.00 or the then outstanding principal and accrued and unpaid interest of said consolidated note.
13.2     ClosingClosing  .  Any  closing  pursuant  to,  and the consequences to
         -------
Tenant of failing to close after exercising its rights under 13.1 shall be in accordance with the terms set forth in the Offer or Modified Offer and in the Transaction Documents executed pursuant to the terms of this Article 13.
              ARTICLE 14:     NEGATIVE COVENANTSNEGATIVE COVENANTS
     Until the Obligor Group Obligations shall have been performed in full, Tenant and Guarantor covenant and agree that Tenant (and Guarantor where applicable) shall not do any of the following without the prior written consent of Landlord:
14.1     No  DebtNo Debt .  Tenant shall not create, incur, assume, or permit to
         --------
exist any indebtedness with respect to the Leased Property other than [i] trade debt incurred in the ordinary course of business; [ii] indebtedness for Facility working capital purposes; and [iii] indebtedness that is secured by any Permitted Lien.
14.2     No  LiensNo Liens .  Tenant shall not create, incur, or permit to exist
         ---------
any lien, charge, encumbrance, easement or restriction upon the Leased Property or any lien upon or pledge of any interest in Tenant, except for Permitted Liens.
14.3     No  GuarantiesNo  Guaranties .  Tenant shall not create, incur, assume,
         --------------
or permit to exist any guarantee of any loan or other indebtedness with respect to the Leased Property except for the endorsement of negotiable instruments for collection in the ordinary course of business.
14.4     No  TransferNo  Transfer  .  Tenant  shall  not  sell, lease, sublease,
         ------------
mortgage, convey, assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for transfers made in connection with any Permitted Lien or leases to the residents of the Leased Property or commercial leases with respect to a portion of the leased Property comprising in the aggregate less than 2,500 square feet provided such commercial leases  shall  be  for  services that are an integral part of the Facility.
14.5     No  DissolutionNo  Dissolution .  Tenant shall not dissolve, liquidate,
         ---------------
merge, consolidate or terminate its existence or sell, other than in a sale/leaseback or sale/manage back transaction, assign, lease, or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) unless, in the case of a merger or consolidation by Tenant, the surviving entity in such merger has a net worth immediately after the merger or consolidation at least equal to that of the Tenant immediately prior thereto. Tenant shall maintain its organizational structure as a special purpose, bankruptcy remote entity as required under the Loan Documents.
14.6     Subordination  of  Payments  to  AffiliatesSubordination of Payments to
         -------------------------------------------
Affiliates . After the occurrence of an Event of Default and until such Event of Default is cured (or waived in writing), Tenant and Guarantor shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments but specifically excluding salary paid to employees of the Facility or employees of Tenant or Guarantor in the ordinary course of business) to Guarantor or any shareholder, member or partner of Tenant or Guarantor.
14.7     Change  of  Location  or NameChange of Location or Name .  Tenant shall
         -----------------------------
not, without providing Landlord with 30 days prior notice thereof, change any of the following: [i] the location of the principal place of business or chief executive office of Tenant, or any office where any of Tenant's books and records are maintained; [ii] the name under which Tenant conducts any of its business or operations; or [iii] reorganize or otherwise change its Organization State.
           ARTICLE 15:     AFFIRMATIVE COVENANTSAFFIRMATIVE COVENANTS
15.1     Perform  ObligationsPerform  Obligations .  Tenant shall perform all of
         --------------------
its obligations under this Lease, the Government Authorizations, the Permitted Exceptions, and all Legal Requirements.
15.2     Proceedings  to  Enjoin or Prevent ConstructionProceedings to Enjoin or
         -----------------------------------------------
Prevent Construction . If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant's construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in  the  event  of  an  adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best commercially reasonable efforts to bring about a favorable and speedy disposition of all such proceedings and any other proceedings.
15.3     Documents  and  InformationDocuments  and  Information  .
         ---------------------------
15.3.1     Furnish  DocumentsFurnish  Documents  .  Tenant  shall  periodically
           ------------------
during  the  term  of  the  Lease  deliver  to  Landlord  the  Annual  Financial
Statements, Periodic Financial Statements, Annual Company Budget and all other documents, reports, schedules and copies described on Exhibit E within the specified time periods. With each delivery of Annual Financial Statements and Periodic Financial Statements (other than the monthly Facility Financial Statement) to Landlord, Tenant shall also deliver to Landlord a certificate signed by the Chief Financial Officer or managing member (as applicable) of Tenant, an Annual Facility Financial Report or Quarterly Facility Financial Report, as applicable, and a Quarterly Facility Accounts Receivable Aging Report
     all in the form of Exhibit F. In addition, Tenant shall deliver to Landlord the applicable Annual Facility Financial Report and the applicable Quarterly Facility Accounts Receivable Aging Report (based upon internal financial statements) within 60 days after the end of each fiscal year. After the occurrence of an Event of Default and receipt of Landlord's written request, Tenant shall deliver to Landlord an updated Annual Company Budget (based on a 12-month rolling forward period) within 10 Business Days after receipt of Landlord's request.
15.3.2     Furnish  InformationFurnish Information .  Tenant and Guarantor shall
           --------------------
[i] promptly supply Landlord with such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Lease or any other agreement, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] permit Landlord or any of its agent or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and after reasonable oral or written notice; and [v] permit Landlord to copy and make abstracts from any and all of said books and records subject to any limitations imposed by State or federal law with respect to the confidentiality of patient and employee records.
15.3.3     Further  Assurances and InformationFurther Assurances and Information
           -----------------------------------
..  Tenant shall, on request of Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Lease. Within 15 days after a request from Landlord, Tenant shall provide to Landlord such additional information regarding Tenant, Tenant's financial condition, or the Facility as Landlord, or any existing or proposed creditor of Landlord, or any auditor or underwriter of Landlord, may reasonably require from time to time, including, without limitation, a current Tenant's Certificate and Facility Financial Report in the form of Exhibit F. From and after and during the continuance of an Event of Default, Landlord shall have the right to require Tenant to provide to Landlord, at Tenant's expense, an appraisal prepared by an MAI appraiser setting forth the current fair market value of the Leased Property.
15.3.4     Material  CommunicationsMaterial  Communications  .  Tenant  shall
           ------------------------
transmit to Landlord, within five days after receipt thereof, any material communication affecting a Facility, this Lease, the Legal Requirements or the Government Authorizations, and Tenant will promptly respond to Landlord's inquiry with respect to such information. Tenant shall notify Landlord in writing within five days after Tenant has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant, Guarantor or the Facility that would reasonably be expected to adversely affect the right to operate the Facility or Landlord's title to the Facility or Tenant's interest therein.
15.3.5     Requirements  for  Financial  StatementsRequirements  for  Financial
           ----------------------------------------
Statements . Tenant shall meet the following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with general accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the audited financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; and [v] the audited financial statements shall contain an unqualified opinion.
15.4     Compliance With LawsCompliance With Laws.  Tenant shall comply with all
         ----------------------------------------
     Legal Requirements and keep all Government Authorizations in full force and effect. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant's business and operations at the Leased Property. Tenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance.
15.5     Broker's  CommissionBroker's  Commission.  Tenant  shall  indemnify
         ----------------------------------------
Landlord from claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Landlord in connection with any such claims (including reasonable attorneys'
fees).
15.6     Existence  and  Change  in  OwnershipExistence and Change in Ownership.
         ----------------------------------------------------------------------
Except as otherwise specifically provided herein, Tenant and Guarantor shall maintain its existence throughout the term of this Lease and any change in the ownership of Tenant, directly or indirectly, shall require Landlord's prior written consent.
15.7     Financial CovenantsFinancial Covenants.  The defined terms used in this
         --------------------------------------
     section are defined in 15.7.1. The method of valuing assets shall be consistent with the Financial Statements. The following financial covenants shall be met throughout the term of this Lease:
15.7.1     DefinitionsDefinitions  .
           -----------
(a) "Facility Cash Flow" means the net income of Tenant arising from the Facility as reflected on the Facility Financial Statement plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for management fees; plus [iii] the amount of the provision for income taxes; plus [iv] the amount of the provision for Base Rent payments and interest and equipment lease payments, if any; minus [v] an imputed management fee equal to 5% of gross revenues (net of contractual allowances); and minus [vi] an imputed replacement reserve of $250 per licensed unit at the Facility, per year.
(b) "Facility Coverage Ratio" is the ratio of [i] Facility Cash Flow for each applicable period; to [ii] the Base Rent payments and all debt service and equipment lease payments relating for the applicable period.
15.7.2     Coverage RatioCoverage Ratio .  Tenant shall maintain for each fiscal
           --------------
     quarter a Facility Coverage Ratio for the Facility of not less than 1.00 to
1.00 for the third and fourth quarter of 2003 and the first quarter of 2004 and a Facility Coverage Ratio of not less than 1.25 to 1.00 for each quarter thereafter.
15.8     Facility  Licensure  and  CertificationFacility  Licensure  and
         ---------------------------------------
Certification  .  Tenant  shall  [i] give written notice to Landlord within five
         ---
days after an inspection of the Facility with respect to health care licensure or certification has occurred; and [ii] deliver to Landlord copies of each of the reports, notices, correspondence and all other items and documents listed under item no. 18 of Exhibit E within five days after receipt thereof. Tenant acknowledges that it has reviewed Exhibit E and agrees to the foregoing obligation. If Tenant receives a Facility survey or inspection report with material deficiencies, notice of failure to comply with a plan of correction or an HIPDB adverse action report, Tenant shall cure all deficiencies and implement all corrective actions by the date required by the regulatory authority and shall deliver evidence of same to Landlord.
15.9     Transfer  of  License  and  Facility  OperationsTransfer of License and
         ------------------------------------------------
Facility Operations . If this Lease is terminated due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant's purchase of the Leased Property, or if Tenant vacates the Leased Property (or any part thereof) without termination of this Lease (other than during periods of repair or reconstruction after damage, destruction or a Taking), the following provisions shall be immediately effective:
15.9.1     LicensureLicensure  .  Tenant  shall  execute,  deliver  and file all
           ---------
documents and statements requested by Landlord to effect the transfer of the Facility license and Government Authorizations to a replacement operator designated by Landlord ("Replacement Operator"), subject to any required approval of governmental regulatory authorities, and Tenant shall provide to Landlord all information and records required by Landlord in connection with the transfer  of  the  license  and  Government  Authorizations.
15.9.2     Facility  OperationsFacility  Operations  .  In order to facilitate a
           --------------------
responsible and efficient transfer of the operations of the Facility, Tenant shall, if and to the extent requested by Landlord, [i] deliver to Landlord the most recent updated reports, notices, schedules and documents listed under item nos. 17, 18, 19, 20 and 21 of Exhibit E; [ii] assuming Tenant has not already vacated the Leased Property, continue and maintain the operation of the Facility in the ordinary course of business, including using its commercially reasonable efforts to retain the residents at the Facility to the fullest extent practicable and consistent with applicable laws and regulations, until transfer of the Facility operations to the Replacement Operator is completed; [iii] enter into such management agreements, operations transfer agreements and other types of agreements that may be reasonably requested by Landlord or the Replacement Operator, provided, however, in no event shall Tenant be required to permit the Replacement Operator to operate the Leased Property under their licenses unless they receive confirmation that doing so will not violate applicable Legal Requirements and they get appropriate indemnities from the Replacement Operator in form and substance reasonably acceptable to Tenant; and [iv] provide reasonable access during normal business hours and on reasonable advance notice for Landlord and its agents to show the Facility to potential replacement operators. Tenant consents to the distribution by Landlord to potential replacement operators of Facility financial statements, licensure reports, financial and property due diligence materials and other documents, materials and information relating to the Facility. The provisions of this section do not create or establish any rights in Tenant or any third party and Landlord reserves  all  rights  and  remedies  relating  to  termination  of  this Lease.
15.10     Bed  Operating  RightsBed  Operating Rights .  Tenant acknowledges and
          ----------------------
agrees that the rights to operate the beds located at the Facility as set forth on Exhibit C under the law of the Facility State, to relocate such bed operating rights to another location or locations, and to transfer such bed operating rights to third parties, are property of the Landlord and are an integral part of the real and personal property that constitutes the Leased Property. Tenant has only the right to use of such rights during the term of this Lease and subject to its terms and conditions. Subject to applicable law and to the extent permitted by law, all operating rights shall automatically revert to Landlord or Landlord's designee upon the expiration or termination of this Lease for any reason whatsoever (other than Tenant's purchase of the Leased Property) without any requirement of a transfer or the payment of additional consideration.
15.11     Power  of  AttorneyPower  of  Attorney  .  Effective  upon  [i]  the
          -------------------
occurrence  and  during  the  continuance  of  an  Event  of  Default,  or  [ii]
termination of this Lease for any reason other than Tenant's purchase of the Leased Property, Tenant hereby irrevocably and unconditionally appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act for Tenant in Tenant's name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents and statements to effect the issuance, transfer, reinstatement, renewal and/or extension of the Facility license and all Governmental Authorizations issued to Tenant or applied for by Tenant in connection with Tenant's operation of the Facility, to permit any designee of Landlord or any other transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing, but only in the event Tenant fails to take such actions or execute such documents after a request from Landlord. Tenant irrevocably and unconditionally grants to Landlord as its attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to Tenant's purchase of the Leased Property. Landlord shall provide Tenant with copies of any documents filed and/or with a summary of any action taken pursuant to this power of attorney.
15.12     Compliance with Loan DocumentsCompliance with Loan Documents .  Tenant
          ------------------------------
     and  Guarantor  acknowledge  that  [i]  Landlord  is  acquiring  the Leased
Property subject to the Mortgage; [ii] Landlord and HCN will assume the obligations set forth in the Mortgage and Loan Documents; and [iii] Landlord and HCN would not have assumed the obligations set forth in the Mortgage or the Loan Documents without Tenant and Guarantor's agreement to comply with the terms and conditions set forth in the Loan Documents as hereinafter set forth. Tenant and Guarantor have each reviewed the Loan Documents and are familiar with the terms and conditions thereof. Tenant and Guarantor agree to comply with the terms and conditions set forth in the Loan Documents to the extent such terms and conditions apply to Tenant or Guarantor, or the operation of the Facility including, but not limited to, satisfying all insurance requirements, maintaining required reserves and escrow accounts, making payments due thereunder other than regularly scheduled payments of principal and interest, and granting access to the Property to the Lenders as set forth in the Loan Documents. Neither Tenant nor Guarantor shall, in connection with either Tenant's or Guarantor's compliance with the terms and conditions of the Loan Documents and the operation of the Facility, create or permit any third party (other than Landlord for which neither Tenant nor Guarantor assumes any responsibility hereunder) to create any condition that would cause an Event of Default, as defined in any such Loan Documents. Tenant's or Guarantor's failure to comply with the Loan Documents to the extent such terms and conditions apply to Tenant or Guarantor, or the operation of the Facility and to cure same within any applicable cure period provided for in the Loan Documents shall be an Event of Default under this Lease.
15.12.1 Tenant acknowledges that under the terms of Landlord's assumption of the Loan Documents, Lender has required the Letter of Credit. Tenant agrees, at Tenant's sole cost and expense, to deliver the Letter of Credit to Lender and, except as otherwise provided herein, to maintain the Letter of Credit in effect for so long as required by Lender. In the event of a draw upon the Letter of Credit or upon the expiration of the Letter of Credit, Tenant shall  be  responsible,  at  Tenant's  sole  cost  and  expense,  to  provide  a replacement Letter of Credit satisfactory to Lender unless the draw on the Letter of Credit is caused by a Landlord Default as defined in 15.12.2.
15.12.2 In the event of a Landlord Default, as hereinafter defined, Landlord shall (i) upon demand by Tenant, reimburse Tenant for any amounts drawn by Lender under the Letter of Credit and for any other costs and expenses incurred by Tenant as a result thereof, including but not limited to, reasonable attorney fees; (ii) thereafter be obligated, at Landlord's sole cost and expense, to provide and continuously maintain a replacement Letter of Credit satisfactory to Lender unless a subsequent draw is caused by a Tenant Default as defined in 15.12.3, in which case 15.12.1 shall apply; and (iii) indemnify, defend and hold harmless Tenant and Guarantor from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments and expenses (including, without limitation, reasonable attorneys' fees, court costs and the costs described in 8.7) to the extent incurred by Tenant as a result of the Landlord Default including, but not limited to, as a result of the foreclosure by Lender with respect to any of the collateral provided by Tenant or Guarantor under the Loan Documents or the taking of any other action by the Lender against Tenant or Guarantor under the terms of the Loan Documents. Landlord Default shall mean an Event of Default under the Loan Document caused solely by the acts or omissions of Landlord or HCN and is not an Event of Default under a Loan Document arising due to Tenant's or Guarantor's failure to comply with the terms and conditions of a Loan Document as agreed to by Tenant and Guarantor pursuant to 15.12 ("Landlord Defaults").
15.12.3 Upon the occurrence of an Event of Default under the Loan Documents caused by Tenant ("Tenant Default"), Tenant or Guarantor shall (i) upon demand by Landlord or HCN, reimburse Landlord or HCN for any amounts drawn by Lender under the Letter of Credit and for any other costs and expenses incurred by Landlord or HCN as a result thereof, including but not limited to, reasonable attorney fees; provided, however, this clause (i) shall only apply if the Tenant Default occurs after the occurrence of a Landlord Default and at a time when the Letter of Credit has been posted by Landlord pursuant to 15.12.2;
(ii) thereafter be obligated, at Tenant's sole cost and expense, to provide and continuously maintain a replacement Letter of Credit satisfactory to Lender unless a subsequent draw is caused by a Landlord Default, in which case 15.12.2 shall apply; and (iii) indemnify, defend and hold harmless Landlord and HCN from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments and expenses (including, without limitation, reasonable attorneys' fees, court costs and the costs described in 8.7) to the extent incurred by Landlord or HCN as a result of the Tenant Default including, but not limited to, as a result of the foreclosure by Lender with respect to any of the collateral provided by Landlord or HCN under the Loan Documents or the taking of any other action by the Lender against Landlord or HCN under the terms of the Loan Documents.
15.12.4 Landlord shall, within five Business Days after receipt thereof from Lender, deliver to Tenant all notices received by Landlord from Lender. Tenant shall, within five Business Days after receipt thereof from Lender, deliver to Landlord all notices received by Tenant from Lender. Landlord further acknowledges and agrees that Tenant shall not be in default of its obligations under this 15.12 in the event Tenant fails to fulfill the obligations imposed under a Loan Document as and when due solely as a result of the failure of Landlord to remit any such Lender notice within the time period specified herein and that in the event of a draw by Lender on the Letter of Credit as a result thereof, the same shall be deemed to be a Landlord Default.
ARTICLE 16:     ALTERATIONS, CAPITAL IMPROVEMENTS, AND SIGNSALTERATIONS, CAPITAL
                             IMPROVEMENTS, AND SIGNS
16.1     Prohibition  on  Alterations and ImprovementsProhibition on Alterations
         -----------------------------------------------------------------------
and  Improvements.  Except  for  Permitted Alterations (as hereinafter defined),
 ----------------
Tenant  shall  not  make  any  structural or nonstructural changes, alterations,
 -
additions  and/or  improvements  (hereinafter  collectively  referred  to  as
 -
"Alterations")  to  the  Leased  Property.
 -
16.2     Approval  of  AlterationsApproval of Alterations.  If Tenant desires to
         ------------------------------------------------
perform any Permitted Alterations, Tenant shall deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the "Plans and Specifications") showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of 16.4 in making any Permitted Alterations.
16.3     Permitted  AlterationsPermitted  Alterations.  Permitted  Alterations
         --------------------------------------------
means any one of the following: [i] Alterations approved by Landlord; [ii] Alterations required under 7.2; [iii] Alterations affecting the structure of the Leased Property and having a total cost of less than $250,000.00 individually or in the aggregate; [iv] repairs, rebuilding and restoration required or undertaken pursuant to 9.4 or [v] non-structural Alterations such as painting, landscaping, wallpapering, installing new floor coverings, etc. without regard to the cost thereof.
16.4     Requirements  for  Permitted  AlterationsRequirements  for  Permitted
         ---------------------------------------------------------------------
Alterations.  Tenant  shall  comply  with  all  of the following requirements in
      -----
connection  with  any  Permitted  Alterations:
(a) The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.
(b) The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.
(c) The Permitted Alterations shall be done in a good and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic's liens.
(d) For any Permitted Alterations having a total cost of $100,000.00 or more, Tenant shall deliver to Landlord a payment and performance bond, with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.
(e) Tenant shall, at Tenant's expense, obtain a builder's completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.
(f) Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver to Landlord a certificate evidencing the increase in coverage.
(g) Tenant shall, not later than 60 days after completion of the Permitted Alterations, deliver to Landlord a revised "as-built" survey of the Facility if the Permitted Alterations altered the Land or "footprint" of the Improvements and an "as-built" set of Plans and Specifications for the Permitted Alterations in form and substance satisfactory to Landlord.
(h) Tenant shall, not later than 30 days after Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys' fees and architects' and engineers' fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant's compliance with the requirements of this section. The daily fee for Landlord's consulting engineer is $750.00.
16.5     Ownership  and Removal of Permitted AlterationsOwnership and Removal of
         -----------------------------------------------
Permitted Alterations 2. The Permitted Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.
16.6     Minimum  Qualified  Capital  ExpendituresMinimum  Qualified  Capital
         -----------------------------------------
Expenditures . During each calendar year of the Term, Tenant shall expend at least $300.00 per unit for Qualified Capital Expenditures to improve the Facility. Thereafter throughout the Term, Tenant shall expend such amount each calendar year, increased annually in proportion to increases in the CPI. At least annually, at the request of Landlord, Landlord and Tenant shall review capital expenditures budgets and agree on modifications, if any, required by changed circumstances and the changed conditions of the Leased Property. Upon request from Tenant, Landlord shall cooperate with Tenant to secure the release of funds held by Lender in the Lender Maintenance Reserve Escrow to the extent such funds are available as set forth in the Loan Documents. Tenant's obligations set forth in this 16.6 shall not be conditioned upon the release of funds  by  Lender  from  the  Lender  Maintenance  Reserve  Fund.
16.7     SignsSigns.  Tenant  may,  at  its  own  expense,  erect  and  maintain
         ----------
identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations. Upon the termination or expiration of this Lease (other than as a result of the exercise by Tenant of its purchase rights), Tenant shall, within 30 days after notice from Landlord, remove the signs  and  restore  the  Leased  Property  to  its  original  condition.
                        ARTICLE 17:     RESERVEDRESERVED
                                                --------
   ARTICLE 18:     ASSIGNMENT AND SALE OF LEASED PROPERTY ASSIGNMENT AND SALE OF
                                 LEASED PROPERTY
18.1     Prohibition  on  Assignment and SublettingProhibition on Assignment and
         -----------------------------------------------------------------------
Subletting.  Tenant  acknowledges  that  Landlord has entered into this Lease in
 ---------
reliance  on the personal services and business expertise of Tenant.  Tenant may
 -
not assign, sublet, mortgage, hypothecate, pledge, grant a right of first refusal or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [i] an assignment by operation of law; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in
the  Lease;  [iii]  except  as  otherwise  permitted  by   14.4  and  18.3,  an
arrangement (including, but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the
     Leased Property by anyone other than Tenant; and [iv] a material change of ownership of Tenant other than changes resulting from the trading of Tenant's or Guarantor's stock on a national stock exchange. Landlord's consent to any assignment, right of first refusal or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment, right of first refusal or sublease without the prior written consent of Landlord will be void at Landlord's option. Landlord's consent to one assignment, right of first refusal or sublease will not waive the requirement of its consent to any subsequent assignment or sublease. Notwithstanding the foregoing, Tenant may enter  into  a  Management  Agreement  with  Guarantor.
18.2     Requests  for  Landlord's Consent to Assignment, Sublease or Management
         -----------------------------------------------------------------------
AgreementRequests  for  Landlord's Consent to Assignment, Sublease or Management
 -------------------------------------------------------------------------------
Agreement.  If  Tenant  is  required  to obtain Landlord's consent to a specific
 --------
assignment,  sublease,  or  management agreement, Tenant shall give Landlord [i]
 --
the name and address of the proposed assignee, subtenant or manager; [ii] a copy
 -
     of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord and that the assignee, subtenant or manager shall comply with all applicable provisions of this Lease; [b] such assignment, sublease or management agreement may not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c] if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, solely at Landlord's option and only upon the express written notice of attornment from Landlord, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d] if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured. Any attempt or offer by an assignee, subtenant or manager to attorn to Landlord shall not be binding or effective without the express written consent of Landlord. Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Tenant's right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant's obligations under the Lease; and [iii] Tenant has paid to Landlord a fee in the amount equal to the lesser of Landlord's actual out-of-pocket costs and expenses and $2,500.00 (applies only to consent requests after the Closing); and [iv] Landlord has received reimbursement from Tenant or the assignee for all attorneys' fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment (applies only to consent requests after the Closing).
18.3     Agreements  with  ResidentsAgreements  with Residents.  Notwithstanding
         -----------------------------------------------------
18.1, Tenant may enter into an occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that [i] the agreement does not provide for lifecare services; [ii] the agreement does not contain any type of rate lock provision or rate guaranty for more than one calendar year; [iii] the agreement does not provide for any rent reduction or waiver other than for an introductory period not to exceed six months; [iv] Tenant may not collect rent for more than one month in advance, other than one month of rent collected to be held as security for the performance of the resident's obligation to Tenant; and [v] all residents of the Leased Property are accurately shown in accounting records for the Facility. Without the prior written consent of Landlord and Tenant shall not change the form of resident occupancy agreement that was submitted to Landlord prior to the Effective Date.
18.4     Sale  of  Leased  PropertySale  of Leased Property.  If Landlord or any
         --------------------------------------------------
subsequent owner of the Leased Property sells the Leased Property, its liability for the performance of its agreements in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.
18.5     Assignment  by LandlordAssignment by Landlord .  Landlord may transfer,
         -----------------------
assign, mortgage, collaterally assign, or otherwise dispose of Landlord's interest in this Lease or the Leased Property.
          ARTICLE 19:     HOLDOVER AND SURRENDERHOLDOVER AND SURRENDER
19.1     Holding  OverHolding  Over .  If Tenant, with or without the express or
         -------------
implied consent of Landlord, continues to hold and occupy the Leased Property (or any part thereof) after the expiration of the Term or earlier termination of this Lease (other than pursuant to Tenant's purchase of the Leased Property), such holding over beyond the Term and the acceptance or collection of Rent in the amount specified below by Landlord shall operate and be construed as creating a tenancy from month to month and not for any other term whatsoever. Said month-to-month tenancy may be terminated by Landlord by giving Tenant five days written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property. If without Landlord's consent or at Landlord's request, Tenant continues after the expiration of the Term or earlier termination of this Lease to hold and occupy the Leased Property whether as a month-to-month tenant or a tenant at sufferance or otherwise, Tenant shall pay Rent for each month in an amount equal to the sum of [i] one and one-half (1 ) times the Base Rent payable during the month in which such expiration or termination occurs, plus [ii] all Additional Rent accruing during the month, plus [iii] any and all other sums payable by Tenant pursuant to this Lease. During any continued tenancy after the expiration of the Term or earlier termination of this Lease, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law, to continue its occupancy and use of the Leased Property until the tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.
19.2     SurrenderSurrender.  Except  for [i] Permitted Alterations; [ii] normal
         ------------------
and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as of the Commencement Date. The provisions of this 19.2 shall not apply in the event of the termination of this Lease upon the  purchase  of  the  Leased  Property  by  Tenant.
19.3     IndemnityIndemnity  .  If  Tenant  fails to surrender the entire Leased
         ---------
Property or any part thereof upon the expiration or termination of this Lease in a timely manner and in accordance with the provisions of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall defend, indemnify and hold Landlord, its principals, officers, directors, agents, and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent collected by Landlord pursuant to this Lease during Tenant's holdover and any claims by any proposed new tenant founded on Tenant's failure to surrender the Leased Property. The provisions of this Article 19 shall survive the expiration or termination of this Lease. The provisions of this
19.3 shall not apply in the event of the termination of this Lease upon the purchase of the Leased Property by Tenant.
                       ARTICLE 20:     [RESERVED]RESERVED
      ARTICLE 21: QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATESQUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATES
21.1     Quiet  EnjoymentQuiet Enjoyment.  So long as Tenant performs all of its
         -------------------------------
obligations under this Lease, Tenant's possession of the Leased Property will not be disturbed by Landlord or any party claiming by, through or under Landlord.
21.2     SubordinationSubordination.  Subject  to  the  terms  and conditions of
         --------------------------
this section, this Lease and Tenant's rights under this Lease are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. The foregoing subordination provision is expressly conditioned upon any lessor or mortgagee being obligated and bound to recognize Tenant as the tenant under this Lease, and such lessor or mortgagee shall have no right to disturb Tenant's possession, use and occupancy of the Leased Property or Tenant's enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder. Any foreclosure action or proceeding by any mortgagee with respect to the Leased Property shall not affect Tenant's rights under this Lease and shall not terminate this Lease unless and until an Event of Default occurs hereunder. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a nondisturbance provision as set forth in this section satisfactory to Tenant. Any mortgagee of the Leased Property shall be deemed to be bound by the nondisturbance provision set forth in this section. If Tenant fails or refuses to execute, acknowledge, and deliver any such document within 20 days after written demand, Landlord may execute acknowledge and deliver any such document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this section. This power of attorney is coupled with an interest and is irrevocable.
21.3     AttornmentAttornment.  If  any  holder of any mortgage, indenture, deed
         --------------------
of trust, or other similar instrument described in 21.2 succeeds to Landlord's interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any payment of Rent for more than one month in advance unless actually received by the successor; [ii] any amendment or modification of this Lease thereafter made without its consent as provided in this Lease; [iii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or [iv] any claim or offset of Rent against Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within 20 days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document. This power of attorney is coupled with an interest and is irrevocable.
21.4     Estoppel CertificatesEstoppel Certificates.  At the request of Landlord
         ------------------------------------------
     or any mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition known to Landlord or Tenant which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, setoffs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within 10 days after the request of Landlord, then Tenant shall be deemed to have certified that [a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] Tenant has no defenses, setoffs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge, and deliver on Tenant's behalf any estoppel certificate to which Tenant does not object within 10 days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.
  ARTICLE 22: REPRESENTATIONS AND WARRANTIESREPRESENTATIONS AND WARRANTIES Tenant hereby makes the following representations and warranties, as of the
Effective Date, to Landlord and acknowledge that Landlord is granting the Lease in reliance upon such representations and warranties. Tenant's representations and warranties shall survive the Closing and, except to the extent made as of a specific date, shall continue in full force and effect until the Obligor Group Obligations have been performed in full.
22.1     Organization  and  Good StandingOrganization and Good Standing.  Tenant
         --------------------------------------------------------------
is a limited liability company, duly organized, validly existing and in good standing under the laws of its Organization State. Tenant is qualified to do business in and is in good standing under the laws of the Facility State.
22.2     Power  and  AuthorityPower  and  Authority.  Tenant  has  the power and
         ------------------------------------------
authority to execute, deliver and perform this Lease. Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of its obligations under this Lease.
22.3     EnforceabilityEnforceability.  This  Lease  constitutes a legal, valid,
         ----------------------------
and binding obligation of Tenant, enforceable in accordance with its terms, except as such enforceability may be limited by creditors rights laws and general principles of equity.
22.4     Government AuthorizationsGovernment Authorizations.  The Facility is in
         --------------------------------------------------
     compliance with all Legal Requirements. All Government Authorizations are in full force and effect. Except as otherwise noted in Exhibit G, Tenant holds all Government Authorizations necessary for the operation of the Facility in accordance with the Facility Uses. No prior notice to or approval from any licensure authority is required in connection with the Lease or the transfer of the fee interest in the Leased Property to Landlord other than those notices which have been given or approval which have been obtained prior to the Commencement Date.
22.5     Financial  StatementsFinancial  Statements.  Tenant  has  furnished
         ------------------------------------------
Landlord with true, correct and complete copies of the Financial Statements described on Exhibit C. The Financial Statements fairly present the financial position of Tenant, Guarantor and the Facility, as applicable, as of the respective dates and the results of operations for the periods then ended in conformance with generally accepted accounting principles applied on a basis consistent with prior periods. The Financial Statements and other information furnished to Landlord are true, complete and correct and, as of the Effective Date, no material adverse change has occurred since the furnishing of such statements and information. As of the Effective Date, the Financial Statements and other information do not contain any untrue statement or omission of a material fact and are not misleading in any material respect. Tenant and Guarantor are solvent, and no bankruptcy, insolvency, or similar proceeding is pending or contemplated by or, to the knowledge of Tenant, against Tenant or Guarantor.
22.6     Condition  of  FacilityCondition  of Facility.  To the best of Tenant's
         ---------------------------------------------
knowledge  and  except  as  otherwise disclosed in writing by Tenant to Landlord prior to the Effective Date, all of the mechanical and electrical systems, heating and air-conditioning systems, plumbing, water and sewer systems, and all other items of mechanical equipment or appliances are in good working order, condition and repair, are of sufficient size and capacity to service the Facility for the Facility Uses and conform with all applicable ordinances and regulations, and with all building, zoning, fire, safety, and other codes, laws and orders. The Improvements, including the roof and foundation, are structurally  sound  and  free  from  leaks  and  other  defects.
22.7     Compliance  with  LawsCompliance  with  Laws.  To  the best of Tenant's
         --------------------------------------------
knowledge, there is no violation of, or noncompliance with, [i] any laws, orders, rules or regulations, ordinances or codes of any kind or nature whatsoever relating to the Facility or the ownership or operation thereof (including, without limitation, building, fire, health, occupational safety and health, zoning and land use, planning and environmental laws, orders, rules and regulations); [ii] any covenants, conditions, restrictions or agreements affecting or relating to the ownership, use or occupancy of the Facility; or [iii] any order, writ, regulation or decree relating to any matter referred to in [i] or [ii] above.
22.8     No  LitigationNo  Litigation.  As  of  the Effective Date and except as
         ----------------------------
disclosed on Exhibit H, [i] there are no actions or suits, or any proceedings or investigations by any governmental agency or regulatory body pending against Tenant with respect to its operation at the Facility or against the Facility; [ii] no HIPDB adverse action reports have been issued to Tenant, Guarantor or the Facility; [iii] Tenant has not received notice of any threatened actions, suits, proceedings or investigations against Tenant or with respect to its operation at the Facility or against the Facility at law or in equity, or before any governmental board, agency or authority which, if determined adversely to Tenant or Guarantor, would materially and adversely affect the Facility or title to the Facility (or any part thereof), the right to operate the Facility as presently operated, or the financial condition of Tenant or Guarantor; [iv] there are no unsatisfied or outstanding judgments against Tenant with respect to its operations at the Facility or against the Facility; [v] there is no labor dispute materially and adversely affecting the operation or business conducted by Tenant at the Facility; and [vi] Tenant does not have knowledge of any facts or circumstances which might reasonably form the basis for any such action, suit, or proceeding.
22.9     ConsentsConsents.  The  execution,  delivery  and  performance  of this
         ----------------
Lease  will  not  require  any  consent,  approval,  authorization,  order,  or declaration of, or any filing or registration with, any court, any federal, state, or local governmental or regulatory authority, or any other person or entity, the absence of which would materially impair the ability of Tenant to operate the Facility for the Facility Uses except for the post-acquisition filing for licensure of the Facility.
22.10     No  ViolationNo Violation.  The execution, delivery and performance of
          -------------------------
this Lease [i] do not and will not conflict with, and do not and will not result in a breach of Tenant's Organizational Documents; [ii] do not and will not conflict with, and do not and will not result in a breach of, and do not and will not constitute a default under (or an event which, with or without notice or lapse of time, or both, would constitute a default under), any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Tenant is a party or by which its assets are bound; and [iii] do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tenant or the Facility.
22.11     Reports  and  StatementsReports  and  Statements.  All  reports,
          ------------------------------------------------
statements, certificates and other data furnished by or on behalf of Tenant or Guarantor to Landlord in connection with this Lease, and all representations and warranties made herein or in any certificate or other instrument delivered in connection herewith and therewith, are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading as of the date of such report, statement, certificate or other data. The copies of all agreements and instruments submitted to Landlord, including, without limitation, all agreements relating to management of the Facility and Tenant's working capital are true, correct and complete copies in all material respects and include all material amendments and modifications of such agreements.
22.12     ERISAERISA.  All  plans  (as  defined  in  4021(a)  of  the  Employee
          ----------
Retirement Income Security Act of 1974, as amended or supplemented from time to time ("ERISA")) for which Tenant is an "employer" or a "substantial employer"
(as  defined  in   3(5) and 4001(a)(2) of ERISA, respectively) are in compliance with ERISA and the regulations and published interpretations thereunder.  To the extent Tenant maintains a qualified defined benefit pension plan: [i] there exists no accumulated funding deficiency; [ii] no reportable event and no prohibited transaction has occurred; [iii] no lien has been filed or threatened to be filed by the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA; and [iv] Tenant has not been deemed to be a substantial employer.
22.13     Chief  Executive  OfficeChief  Executive Office.  Tenant maintains its
          -----------------------------------------------
chief executive office and its books and records at Tenant's address set forth in the introductory paragraph of this Lease. Tenant does not conduct any business or operations other than at Tenant's chief executive office and at the Facility.
22.14     Other  Name  or  EntitiesOther  Name or Entities.  Except as disclosed
          ------------------------------------------------
herein, none of Tenant's business is conducted through any subsidiary, unincorporated association or other entity and Tenant has not, within the six years preceding the date of this Lease [i] changed its name, [ii] used any name other than the name stated at the beginning of this Lease, or [iii] merged or consolidated with, or acquired any of the assets of, any corporation or other business.
22.15     Parties  in  PossessionParties  in Possession.  Except as disclosed on
          ---------------------------------------------
Exhibit B, there are no parties in possession of any Leased Property or any portion thereof as managers, lessees, tenants at sufferance, or trespassers.
22.16     AccessAccess.  Except  as  otherwise disclosed in writing by Tenant to
          ------------
Landlord prior to the Effective Date, access to the Land is directly from a dedicated public right-of-way without any easement. To the knowledge of Tenant, there is no fact or condition which would result in the termination or reduction of the current access to and from the Land to such right-of-way.
22.17     UtilitiesUtilities.  There  are  available  at the Land gas, municipal
          ------------------
water, and sanitary sewer lines, storm sewers, electrical and telephone services in operating condition which are adequate for the operation of the Facility at a reasonable cost. Except as otherwise disclosed in writing by Tenant to Landlord prior to the Effective Date, the Land has direct access to utility lines located in a dedicated public right-of-way without any easement. As of the Effective Date, there is no pending or, to the knowledge of Tenant, threatened governmental or third party proceeding which would impair or result in the termination of such utility availability.
22.18     Condemnation  and  AssessmentsCondemnation and Assessments.  As of the
          ----------------------------------------------------------
Effective Date, Tenant has not received notice of, and there are no pending or, to the best of Tenant's knowledge, threatened, condemnation, assessment (except as otherwise disclosed in writing by Tenant to Landlord prior to the Effective
Date), or similar proceedings affecting or relating to the Facility, or any portion thereof, or any utilities, sewers, roadways or other public improvements serving  the  Facility.
22.19     ZoningZoning.  As  of the Effective Date, [i] the use and operation of
          ------------
the Facility for the Facility Uses is a permitted use under the applicable zoning code; [ii] except as disclosed on Exhibit G hereto, no special use permits, conditional use permits, variances, or exceptions have been granted or are needed for such use of the Facility; [iii] the Land is not located in any special districts such as historical districts or overlay districts; and [iv]
the Facility has been constructed in accordance with and complies with all zoning laws in effect at the time of its construction, including, but not limited to, dimensional, parking, setback, screening, landscaping, sign and curb cut requirements or the Facility obtained required waivers or variances from such requirements.
22.20     Pro  Forma  StatementPro  Forma  Statement.  Tenant  has  delivered to
          ------------------------------------------
Landlord a true, correct and complete copy of the Pro Forma Statement. The Pro Forma Statement shows Tenant's reasonable expectation based on the facts and circumstances known to Tenant, of the most likely results of Facility operations for the next five-year period. By its execution of this Lease, Landlord acknowledges and agrees that the Pro Forma Statement has been reviewed by Landlord and that Tenant shall not be in default of its obligations under this Lease in the event the actual results of Facility operations for the next five-year  period  differ  from  those  set  forth  in  the Pro Forma Statement.
22.21     Environmental  MattersEnvironmental  Matters.  During  the  period  of
          --------------------------------------------
Tenant's  ownership  or  possession  of  the Leased Property and, to the best of
Tenant's knowledge after diligent inquiry, for the period prior to Tenant's ownership or possession of the Leased Property, [i] the Leased Property is in compliance with all Environmental Laws; [ii] there were no releases or threatened releases of Hazardous Materials on, from, or under the Leased Property, except in compliance with all Environmental Laws; [iii] no Hazardous Materials have been, are or will be used, generated, stored, or disposed of at the Leased Property, except in compliance with all Environmental Laws; [iv] asbestos has not been and will not be used in the construction of any
Improvements;  [v]  no  permit  is  or  has been required from the Environmental
Protection Agency or any similar agency or department of any state or local government for the use or maintenance of any Improvements; [vi] underground storage tanks on or under the Land, if any, have been and currently are being operated in compliance with all applicable Environmental Laws; [vii] any closure, abandonment in place or removal of an underground storage tank on or from the Land was performed in compliance with applicable Environmental Laws and any such tank had no release contaminating the Leased Property or, if there had been a release, the release was remediated in compliance with applicable Environmental Laws to the satisfaction of regulatory authorities; [viii] no summons, citation or inquiry has been made by any such environmental unit, body or agency or a third party demanding any right of recovery for payment or reimbursement for costs incurred under CERCLA or any other Environmental Laws and the Land is not subject to the lien of any such agency; and [ix] to the best of Tenant's knowledge, the environmental assessment of the Facility (and all follow-up reports, supplements and amendments) that was delivered to Landlord by Tenant in connection with the closing of this Lease is true, complete and accurate. "Disposal" and "release" shall have the meanings set forth in CERCLA.
22.22     Leases  and  ContractsLeases  and Contracts.  As of the Effective Date
          -------------------------------------------
and  except  as  disclosed  on  Exhibit  I,  there  are  no  leases or contracts
(including, but not limited to, insurance contracts, maintenance contracts, construction contracts, employee benefit plans, employment contracts, equipment leases, security agreements, architect agreements, and management contracts) to which Tenant or Guarantor is a party relating to any part of the ownership, operation, possession, construction, management or administration of the Land or the  Facility.
22.23     No  DefaultNo  Default.  As  of  the  Effective  Date, [i] there is no
          ----------------------
existing Event of Default under this Lease; and [ii] no event has occurred which, with the giving of notice or the passage of time, or both, would constitute or result in such an Event of Default.
22.24     Tax StatusTax Status.  If Tenant is a limited liability company, it is
          --------------------
     taxable as a partnership under the Internal Revenue Code and all applicable facility state tax laws.
                       ARTICLE 23:     [RESERVED] RESERVED
               ARTICLE 24:     SECURITY INTERESTSECURITY INTEREST
24.1     CollateralCollateral.  Tenant  hereby  grants  to  Landlord  and  HCN
         --------------------
(individually and collectively called "Secured Party") a security interest in the following described property, whether now owned or hereafter acquired by Tenant (the "Collateral"), to secure the payment and performance of the Obligor Group Obligations:
(a) All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment", "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in Mississippi) and any leasehold interest of Tenant in any of the foregoing, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into any improvement or fixture.
(b) All accounts, contract rights, general intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents" and "chattel paper" are defined for purposes of Article 9] now or hereafter arising.
(c) All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles, including, without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.
(d) Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation or management of any improvements, including, but not limited to, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
(e) All subleases, occupancy agreements, license agreements and concession agreements, written or unwritten, of any nature, now or hereafter entered into, and all right, title and interest of Tenant thereunder, and including, without limitation, Tenant's right, if any, to cash or securities deposited thereunder whether or not the same was deposited to secure performance by the subtenants, occupants, licensees and concessionaires of their obligations thereunder, including the right to receive and collect the rents, revenues, and other charges thereunder.
(f) All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation.
(g) The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
24.2     Additional  DocumentsAdditional Documents.  At the request of Landlord,
         -----------------------------------------
Tenant shall execute additional security agreements, financing statements, and such other documents as may be requested by Landlord to maintain and perfect such security interest. Tenant hereby irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant. This power of attorney is coupled with an interest and is irrevocable. Tenant authorizes Landlord to file financing statements describing the Collateral to perfect and maintain the security interest granted hereunder without the signature or any further authorization of Tenant.
24.3     Notice  of  SaleNotice  of  Sale.  With  respect  to  any sale or other
         --------------------------------
disposition of any of the Collateral after the occurrence of an Event of Default, Landlord, Tenant agrees that the giving of five days' notice by
Landlord, sent by overnight delivery, postage prepaid, to Tenant's notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant waives any other notice with respect thereto.
24.4     RecharacterizationRecharacterization.  Landlord  and Tenant intend this
         ------------------------------------
Lease to be a true lease. However, if despite the parties' intent, it is determined or adjudged by a court for any reason that this Lease is not a true lease or if this Lease is recharacterized as a financing arrangement, then this Lease shall be considered a secured financing agreement and Landlord's title to the Leased Property shall constitute a perfected first priority lien in Landlord's favor on the Leased Property to secure the payment and performance of all  the  Obligor  Group  Obligations.
24.5     SubordinationSubordination  Landlord  acknowledges  and agrees that the
         --------------------------
liens and rights granted to Landlord under this Article 24 are and shall be subordinate to any liens and rights granted by Tenant in favor of Lender with respect to the Collateral.
                   ARTICLE 25:     MISCELLANEOUSMISCELLANEOUS
25.1     NoticesNotices.  Landlord  and  Tenant  hereby  agree that all notices,
         --------------
demands, requests, and consents (hereinafter "notices") required to be given pursuant to the terms of this Lease shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. Notwithstanding the foregoing, any notice received by Landlord from Lender may be sent to Tenant by facsimile at 206/301-4500 and deemed sent upon receipt of successful transmission. Notwithstanding the foregoing, any notice received by Tenant from Lender may be sent to Landlord, Attn: Erin C. Ibele, by facsimile at 419/247-2826 and deemed sent upon receipt of successful transmission. All notices shall be deemed to be given upon the earlier of actual receipt or three Business Days after mailing, or one Business Day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.
25.2     Advertisement  of  Leased PropertyAdvertisement of Leased Property.  In
         ------------------------------------------------------------------
the  event  Tenant  fails to exercise its option to renew within the time period set forth in 12.1 or in the event, the parties hereto have not executed a renewal Lease within 120 days prior to the expiration of this Lease, or Tenant has not exercised its Right of First Opportunity, then Landlord or its agent shall have the right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, "for sale" or "for rent" notices or signs.
25.3     Entire  AgreementEntire  Agreement.  This  Lease  contains  the  entire
         ----------------------------------
agreement between Landlord and Tenant with respect to the subject matter hereof.
     No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease. No oral agreements or understandings between Landlord and Tenant shall survive execution of this Lease.
25.4     SeverabilitySeverability.  If  any  term  or provision of this Lease is
         ------------------------
held or deemed by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.
25.5     Captions  and HeadingsCaptions and Headings.  The captions and headings
         -------------------------------------------
are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.
25.6     Governing  LawGoverning  Law.  This  Lease  shall  be  governed  by and
         ----------------------------
construed in accordance with the laws of the State of Mississippi, except as to matters under applicable procedural conflicts of laws rules which require the application of laws of another state, in which case the laws or conflicts of laws rules, as the case may be, of such state shall govern to the extent required.
25.7     Memorandum  of  LeaseMemorandum of Lease.  Tenant shall not record this
         ----------------------------------------
Lease.  Tenant shall, however, record a memorandum of lease approved by Landlord upon  Landlord's  request.
25.8     WaiverWaiver.  No  waiver  by  Landlord  of  any  condition or covenant
         ------------
herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.
25.9     Binding  EffectBinding  Effect.  This  Lease  will  be binding upon and
         ------------------------------
inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.
25.10     No  OfferNo  Offer.  Landlord's  submission of this Lease to Tenant is
          ------------------
not an offer to lease the Leased Property, or an agreement by Landlord to reserve the Leased Property for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord, and Landlord has duly executed and delivered one of these duplicate original leases to Tenant.
25.11     ModificationModification.  This  Lease  may  only  be  modified  by  a
          ------------------------
writing signed by both Landlord and Tenant. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof. If Tenant requests Landlord's consent to any change in ownership, merger or consolidation of Tenant or Guarantor, any assumption of the Lease, or any modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord a fee in the amount equal to the lesser of $2,500.00 and Landlord's actual reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord's evaluation of Tenant's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its collateral pool lenders (if applicable), and all related matters.
25.12     Landlord's  ModificationLandlord's  Modification.  Tenant acknowledges
          ------------------------------------------------
that, provided Lender consents or the Lender has been paid in full, Landlord may mortgage the Leased Property or use the Leased Property as collateral for collateralized mortgage obligations or Real Estate Mortgage Investment Companies (REMICS). If any mortgage lender of Landlord desires any modification of this Lease, Tenant agrees to consider such modification in good faith and to execute an amendment of this Lease if Tenant finds such modification acceptable. Landlord shall not do anything in connection with its financing of the Leased
Property  which  would  limit  the  rights  granted  Tenant  hereunder.
25.13     No  MergerNo  Merger.  The  surrender  of  this Lease by Tenant or the
          --------------------
cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.
25.14     LachesLaches.  No delay or omission by either party hereto to exercise
          ------------
     any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power  or  be  construed  to  be  a  waiver  thereof.
25.15     Limitation  on  Tenant's  RecourseLimitation  on  Tenant's  Recourse.
          --------------------------------------------------------------------
Tenant's sole recourse against Landlord, and any successor to the interest of Landlord in the Leased Property, is to the interest of Landlord, and any such successor, in the Leased Property. Tenant will not have any right to satisfy any judgment which it may have against Landlord, or any such successor, from any other assets of Landlord, or any such successor. In this section, the terms "Landlord" and "successor" include the shareholders, venturers, and partners of "Landlord" and "successor" and the officers, directors, and employees of the same. The provisions of this section are not intended to limit Tenant's right to seek injunctive relief or specific performance.
25.16     Construction  of  LeaseConstruction  of  Lease.  This  Lease  has been
          ----------------------------------------------
prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant, and their advisors believe that this Lease is the product of all their efforts, that it expresses their agreement, and agree that it shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.
25.17     CounterpartsCounterparts.  This  Lease  may  be  executed  in multiple
          ------------------------
counterparts,  each  of  which  shall  be  deemed  an  original  hereof.
25.18     Custody  of  Escrow  FundsCustody of Escrow Funds .  Any funds paid to
          --------------------------
Landlord in escrow hereunder may be held by Landlord or, at Landlord's election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.
25.19     Landlord's  Status  as  a  REITLandlord's  Status  as a REIT .  Tenant
          -------------------------------
acknowledges that Landlord (or a Landlord Affiliate) has elected and may hereafter elect to be taxed as a real estate investment trust ("REIT") under the
     Internal  Revenue  Code.
25.20     ExhibitsExhibits  .  All  of the exhibits referenced in this Lease are
          --------
attached  hereto  and  incorporated  herein.
25.21     WAIVER  OF JURY TRIALWAIVER OF JURY TRIAL .  LANDLORD AND TENANT WAIVE
          ---------------------
TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE LEASED PROPERTY (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE). IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NONPAYMENT OF RENT, TENANT WILL NOT INTERPOSE, AND WAIVES THE RIGHT TO INTERPOSE, ANY COUNTERCLAIM IN ANY SUCH PROCEEDING.
25.22     CONSENT  TO  JURISDICTIONCONSENT  TO  JURISDICTION  .  TENANT  HEREBY
          -------------------------
IRREVOCABLY SUBMITS AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR ANY COUNTY IN WHICH A FACILITY IS LOCATED FOR ANY ACTION OR PROCEEDING TO ENFORCE OR
     DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT; [II] THIS LEASE; OR [III] ANY DOCUMENT EXECUTED BY TENANT IN CONNECTION WITH THIS LEASE. TENANT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT TENANT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
     TENANT AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT, THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO UNLESS SUCH COURT LACKS IN PERSONAM OR SUBJECT MATTER JURISDICTION IN WHICH CASE TENANT SHALL HAVE THE RIGHT TO INSTITUTE SUCH ACTION OR PROCEEDING BEFORE ANY COURT HAVING SUCH JURISDICTION. TENANT HEREBY CONSENTS TO SERVICE OF PROCESS BY LANDLORD IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR
LANDLORD'S  RIGHT  TO  SERVE  LEGAL  PROCESS  IN ANY MANNER PERMITTED BY LAW, OR
LANDLORD'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST TENANT OR THE PROPERTY OF TENANT IN THE COURTS OF ANY OTHER JURISDICTION.
25.23     Attorney's  Fees  and  ExpensesAttorney's  Fees and Expenses .  Tenant
          -------------------------------
shall pay to Landlord all reasonable costs and expenses incurred by Landlord in administering this Lease and the security for this Lease, enforcing or preserving Landlord's rights under this Lease and the security for this Lease, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, but not limited to, [a] reasonable attorney's and paralegal's fees and disbursements; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [c] court costs; [d] the expenses of Landlord, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [e] consulting and witness fees and expenses incurred by Landlord in connection with any litigation or other proceeding; provided, however, Landlord's internal bookkeeping and routine lease servicing costs are not payable by Tenant.
25.24     SurvivalSurvival .  The following provisions shall survive termination
          --------
     of the Lease: Article 8 (Defaults and Remedies); Article 9 (Damage and Destruction); Article 10 (Condemnation); 15.9 (Transfer of License and Facility Operations); 15.10 (Bed Operating Rights); 18.2 (Assignment or Sublease);
Article 19 (Holdover and Surrender); Article 24 (Security Interest) and 25.24 (Survival).
25.25     TimeTime  .  Time  is of the essence in the performance of this Lease.
          ----
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.
Signed  and  acknowledged  in  the  presence  of:

     HCRI  RIDGELAND  POINTE  PROPERTIES,  LLC

     By:  Health  Care  REIT,  Inc.
Signature  Rita  J.  Rogge     Its:  Sole  Member
Print  Name  Rita  J.  Rogge
     By:  Erin  C.  Ibele
Signature  Kathleen  A.  Sullivan
Print  Name  Kathleen  A.  Sullivan     Title:  Vice  President  and  Corporate
Secretary

     RIDGELAND  ASSISTED  LIVING,  LLC

     By:  Emeritus  Properties  XI,  LLC
     Its:  Managing  Member

       By:  Emeritus  Corporation
      Its:  Sole  Member

Signature       By:   William  M.  Shorten
Print  Name
                   Title:  Director  of  Real  Estate  Finance
Signature
Print  Name       Tax  I.D.  No.:91-1941412



STATE  OF  OHIO    )
       )  SS:
COUNTY  OF  LUCAS  )

   The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
Health Care REIT, Inc., a Delaware corporation, the sole member of HCRI Ridgeland Pointe Properties, LLC, a Delaware limited liability company, on behalf of the company.


  Notary  Public

My  Commission  Expires:  [SEAL]

STATE  OF  WASHINGTON  )
  )  SS:
COUNTY  OF  KING  )

    The foregoing instrument was acknowledged before me this ___ day of September, 2003 by _________________________, the _________________________ of
Emeritus Corporation, a Washington corporation, the sole member of Emeritus Properties XI, LLC, the managing member of Ridgeland Assisted Living, LLC, a Washington limited liability company, on behalf of the limited liability company.


  Notary  Public

My  Commission  Expires:  [SEAL]


THIS  INSTRUMENT  PREPARED  BY:

OKSANA  M.  LUDD,  ESQ.
SHUMAKER,  LOOP  &  KENDRICK,  LLP
1000  JACKSON  STREET
TOLEDO,  OHIO  43624-1573

                       SCHEDULE 1:  INITIAL RENT SCHEDULE
EMERITUS  CORPORATION  -  RIDGELAND,  MS
----------------------------------------
HEALTH  CARE  REIT,  INC.

                                                     EFFECTIVE DATE     09/29/03
                                                  INITIAL TERM DATE     10/01/03
INITIAL  TERM     15     Yrs
                                       INITIAL TERM EXPIRATION DATE     09/30/18
                                         INITIAL INVESTMENT AMOUNT     8,200,000

                                                          RATE OF RETURN     N/A
(365/360  BASIS)
                                               INITIAL RATE OF RETURN     10.00%
                                                                          ------

INCREASER (*) ANNUAL RENT INCREASER IS EQUAL TO THE LESSER OF THREE TIMES CPI OR 25 BASIS POINTS. THIS SCHEDULE WAS PREPARED USING THE CPI FOR THE PERIOD JULY, 2002 TO JULY, 2003 AND ASSUMED AS SUCH GOING FORWARD. ACTUAL INCREASERS WILL BE REVIEWED ANNUALLY.

                                              INITIAL MONTHLY RENT     68,333.33

                                                ANNUAL INCREASER AMOUNT     0.00
   LEASE YEAR     DATES     ACTUAL CPI     INCREASER (BP) (LESSER OF 3 TIMES THE
     CPI INCREASE OVER PRIOR YEAR OR 25 BP)     BEGINNING RENT RATE OF RETURN
                   MONTHLY RENT AMOUNT     ANNUAL RENT AMOUNT
                                     FROM     TO

                         09/29/03     09/30/03               10.00%     4,493.15
          1     10/01/03     09/30/04     N/A     N/A     10.00%     68,333.33
                                                                      819,999.96
          2     10/01/04     09/30/05     2.10%     0.25%     10.25%   70,041.67
                                                                      840,500.00
          3     10/01/05     09/30/06     2.10%     0.25%     10.50%   71,750.00
                                                                      861,000.00
          4     10/01/06     09/30/07     2.10%     0.25%     10.75%   73,458.33
                                                                      881,500.00
          5     10/01/07     09/30/08     2.10%     0.25%     11.00%   75,166.67
                                                                      902,000.00
          6     10/01/08     09/30/09     2.10%     0.25%     11.25%   76,875.00
                                                                      922,500.00
          7     10/01/09     09/30/10     2.10%     0.25%     11.50%   78,583.33
                                                                      943,000.00
          8     10/01/10     09/30/11     2.10%     0.25%     11.75%   80,291.67
                                                                      963,500.00
          9     10/01/11     09/30/12     2.10%     0.25%     12.00%   82,000.00
                                                                      984,000.00
         10     10/01/12     09/30/13     2.10%     0.25%     12.25%   83,708.33
                                                                    1,004,500.00
         11     10/01/13     09/30/14     2.10%     0.25%     12.50%   85,416.67
                                                                    1,025,000.00
         12     10/01/14     09/30/15     2.10%     0.25%     12.75%   87,125.00
                                                                    1,045,500.00
         13     10/01/15     09/30/16     2.10%     0.25%     13.00%   88,833.33
                                                                    1,066,000.00
         14     10/01/16     09/30/17     2.10%     0.25%     13.25%   90,541.67
                                                                    1,086,500.00
         15     10/01/17     09/30/18     2.10%     0.25%     13.50%   92,250.00
                                                                    1,107,000.00

                          EXHIBIT A:  LEGAL DESCRIPTION
A Lot or parcel of land lying and being situated in the County of Madison, State of Mississippi, and being more particularly described as follows, to wit:
Lots 7, 8, and 9 Orchard Park, a subdivision according to a map or plat thereof which is on file and of record in the office of the Chancery Clerk of Madison County, Mississippi, in Plat Cabinet B at slot 67, reference to which is made in aid of and as a part of this description.
Less and except therefrom a portion of Lot 7, Orchard Park, a subdivision according to a map or plat thereof which is on file and of record in the office of the Chancery Clerk of Madison County, Mississippi, in Plat Cabinet B at slot 67, reference to which is made in aid of and as a part of this description, being five feet (5') off the Southwesterly side of Lot 7 and being more particularly described by metes and bounds as follows, to wit:
Commencing at the Westernmost corner of said Lot 7 and run Southeasterly along the line between Lots 6 and 7 a distance of 253.6 feet to the Southwest corner of said Lot 7; thence North 89 degrees 48 minutes 21 seconds East along the south line of said Lot 7 a distance of 6.38 feet; thence left through a deflection angle of 128 degrees 22 minutes 41 seconds and run Northerly parallel with the common line between Lots 6 and 7 and 5 feet (5') Easterly thereof, for a distance of 256.41 feet to a point in the Western line of Lot 7 and the Southerly right of way of Orchard Park; thence Westerly along the arc of a curve bearing to the right having a 50 foot radius, and along the said Westerly line of Lot 7 for an arc distance of 5.13 feet to the Point of Beginning, containing 1,274.8 square feet, more or less.
The entire tract herein described is also described as follows (Survey Description):
A parcel of land situated in the Southwest Quarter of Section 32, Township 7 North, Range 2 East of Madison County, Mississippi, being Lots 8 and 9 and a part of Lot 7 of Orchard Park, according to the plat of record in the office of the Chancery Clerk of Madison County, Mississippi, in Plat Cabinet B at Slot 67, and being more particularly described as follows:
Begin at an iron rod marking the Northwest corner of said Lot No. 9 and run thence North 89 56'48" East along the North Line of Orchard Park for a distance of 506.44 feet to an iron rod at the Northeast corner of said Lot No. 8; thence South 00 02'35" East for a distance of 292.57 feet to an iron pin at the Southeast corner of said Lot No. 8; thence North 89 33'14" West along the South line of said Lot No. 8 for a distance of 151.29 feet to the Northeast corner of said Lot No. 7 for a distance of 128.27 feet to the Southwest corner of said Lot No. 7; thence South 00 11'06" East along the East line of said Lot No. 7 for a distance of 200.00 feet to the Southeast corner of said Lot No. 7; thence South 89 48'21" West along the South line of said Lot No. 7 for a distance of 128.27 feet to the southwest corner of said Lot No. 7; thence North 38 34'20" West for a distance of 256.41 feet to an iron pin; thence along the right of way of Orchard Park (cul-de-sac with 50.00 feet radius); following a counterclockwise circular curve for an arc distance of 184.56 feet, the curve having a radius of
50.00 feet and a chord bearing and distance of North 44 17'44" West for 184.56 feet to the Southwest corner of said Lot No. 9; thence North 00 10'15" along the West line of said Lot No. 9 for a distance of 222.00 feet to the Point of Beginning at the Northwest corner of said Lot No. 9.

                        EXHIBIT B:  PERMITTED EXCEPTIONS
1. 2003 ad valorem taxes for City of Ridgeland and Madison County, MS, which became a lien upon the above-described property on January 1, 2003, but are not yet due and payable; and taxes, special assessments, and other governmental charges not shown as existing liens by the public records.
2. Title to all minerals within and underlying the premises, together with all mining rights and other rights, privileges and immunities relating thereto.
3. Deed of Trust and Security Agreement between Ridgeland Assisted Living, LLC, and Amresco Capital, LP, dated September 29, 1999, filed September 30, 1999 at 3:00 p.m., and recorded in Book 1199 at page 160 in the office of the Chancery Clerk of Madison County, MS.
4. Assignment of Leases and Rents between Ridgeland Assisted Living, LLC, and Amresco Capital, L.P., dated September 29, 1999, filed September 30, 1999 at 3:00 p.m., and recorded in Book 1199 at page 220 in the office of the Chancery Clerk of Madison County, MS.
5. Assignment of Mortgage and Assignment of Leases and Rents between Amresco Capital L.P., and Credit Suisse First Boston Mortgage Capital LLC, dated September 29, 1999, filed September 30, 1999 at 3:00 p.m., and recorded in Book 1199 at page 242 in the office of the Chancery Clerk of Madison County, MS.
6. UCC-1 Financing Statement No. 990414 executed by Ridgeland Assisted Living, LLC, to Amresco Capital, L.P., filed for record on September 30, 1999 at 3:00 p.m., and recorded in Book 1199 at page 234 in the office of the Chancery Clerk of Madison County, MS.
7. UCC-3 Assignment of Financing Statement executed by Ridgeland Assisted Living, LLC, to Credit Suisse First Boston Mortgage Capital, filed for record on May 11, 2001 at 9:00 a.m., and recorded in Book 1305 at page 256 in the office of the Chancery Clerk of Madison County, MS, assigning UCC-1 No. 990414.
8. That certain Disclaimer and Boundary Line Agreement by and between Countryside Associates, B. E. Hutto and John Howard Shows, of record in Book 196 at page 715 in the office of the Chancery Clerk of Madison County, MS, affecting only Lots 7 and 8, Orchard Park, per the plat thereof of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, as shown on survey dated November 24, 1998, revised December 11, 1998 and last revised
August  26,  1999,  prepared  by  Jack  N.  Starr,  R.P.S.  No.  2623.
9. The following items reflected on the plat of survey of Jack N. Starr, Registered Public Surveyor No. 2623, identified as Project No. 045-98-001, dated November 24, 1998, revised December 11, 1998, and last revised June 23, 2003:
A. Five (5) foot utility easement along the North line of Lots 8 and 9 as shown on the Subdivision Plat of Orchard Park of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS.
B. Fifteen (15) foot utility easement along the South and East lines of Lot 7 shown on the Subdivision Plat of Orchard Park of Record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS.
C. Ten (10) foot utility easement along part of the North line of Lot 7 and part of the South line of Lots 8 and 9 as shown on the Subdivision Plat of Orchard Park of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS, a portion of which easement has been closed and vacated pursuant to Ordinance recorded in Book 378 at Page 387 in the office of the Chancery Clerk aforesaid.
D. Twenty (20) foot utility easement along the South line of Lot 8 as shown on the Subdivision Plat of Orchard Park of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS.
E. Five (5) utility easement along the front of Lots 7 and 9 as shown on the Subdivision Plat of Orchard Park of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS.
F. Encroachment of 1.5 feet of retaining wall for subject property onto adjoining property to the North, located in the Northwest corner of the subject property as shown on Subdivision Plat of Orchard Park of Record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS. Company insures the insured against loss or damage which the insured may sustain by reason of an unappealable final decree by a court of competent jurisdiction ordering the enforced removable of said encroachments.
G. Drainage ditch in Southeast corner of Lot 8 as shown on the Subdivision Plat of Orchard Park of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS.
H. Drainage ditch in Northeast corner of Lot 8 as shown on the Subdivision Plat of Orchard Park of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS.
I. Setback restrictions around the entire perimeter of property, being 10 feet on West, North, most Southerly, and Southwest sides, 25 feet on the East line, and 30 feet around the cul-de-sac, as shown on the Subdivision Plat of Orchard Park of record in Plat Cabinet B at Slot 67 in the office of the Chancery Clerk of Madison County, MS.
J. Utility easement through Lot 7 of record in Book 378 at Page 86 in the office of the Chancery Clerk of Madison County, MS.

                        EXHIBIT C:  FACILITY INFORMATION
                    STREET ADDRESS     FACILITY TYPE (PER LICENSE)
          FACILITY NAME     COUNTY     BEDS/UNITS     INVESTMENT AMOUNT
                                      Assisted Living
                        410 Orchard Park     ___ licensed beds
                     Ridgeland, MS  39157     ___ operating beds
               Ridgeland Pointe     County:  Madison     75 units     $8,200,000
               ----------------     ----------------     --------     ----------

                    EXHIBIT D:  LANDLORD'S PERSONAL PROPERTY
                               [Tenant to provide]

                      EXHIBIT E:  DOCUMENTS TO BE DELIVERED


          Tenant shall deliver each of the following documents to Landlord no later than the date specified for each document:
1. Annual Financial Statement of Tenant (audited) - within 90 days after the end of each fiscal year.
2. Annual Company Budget not later than 60 days prior to the beginning of the next fiscal year.
3. Quarterly Variance Report for the Facility, including occupancy, census, capital expenditures and operating revenues and expenses by line item with a detailed explanation of the cause of all material variances from the Annual Company Budget (i.e., more than 10% for that line item) and a description of Tenant's plans for eliminating all material variances - within 45 days after the end  of  each  quarter.
4. Quarterly Update to Annual Company Budget (on a 12-month rolling forward period) - within 45 days after the end of each quarter.
5. Quarterly Healthcare Integrity and Protection Data Bank (HIPDB) Report (dated not earlier than the end of the quarter) - within 45 days after the end of each quarter.
6. Quarterly Updates to Operator Profile of Tenant, including a review of the Profile prepared by Landlord and identification of all changes to the Profile to reflect the current situation - within 45 days after the end of each quarter.
7. Monthly Facility Financial Statement - within 30 days after the end of each month.
8. Tenant's Certificate and Annual or Quarterly Facility Financial Report (Exhibit F) - with each delivery of Tenant's financial statements.
9.     Annual  Facility Financial Report (based upon internal financial records)
-  within  60  days  after  the  end  of  each  fiscal  year.
10. Annual Financial Statement (audited) of Guarantor - within 90 days after the end of each fiscal year.
11. Periodic Financial Statement of Guarantor - within 45 days after the end of each quarter.
12. Guarantor's certificate - with each delivery of Guarantor's financial statements.
13. Federal tax returns of Guarantor, which shall include on a consolidated basis, Tenant - within 15 days after the filing of the return. If the filing date is extended, also provide a copy of the extension application within 15 days after filing.
14. If applicable, Medicaid cost reports for the Facility - within five days after filing of the report with the State agency.
15. State and federal health care survey and inspection reports, inspector exit interview notes and report (if delivered to Tenant), plans of correction, re-survey reports, evidence of annual license renewal within 30 days after receipt by Tenant, HIPDB adverse action report, notice of any investigation, inspection or survey by licensing authorities, notice of licensure deficiencies or commencement of licensure revocation or decertification proceeding, notice of admissions ban, issuance of a provisional or temporary license and all correspondence regarding any of the foregoing for the Facility - within five days after receipt by Tenant.
16.     Real  estate  taxes
(a)     Copy  of  invoice  and  check - within five days after the due date; and
(b) Copy of official receipt or other satisfactory evidence of payment - within 30 days after the due date.
17. Certificate of insurance renewal, current Certificate of Compliance from insurance agent and evidence of payment of premium - at least 30 days prior to  the  expiration  of  each  policy.
18. Facility information: [i] a security deposit report, including resident name, date of move-in, security deposit, and corresponding security deposit bank account balance, with a monthly update of any changes; [ii] a report accounting for all resident trust funds, including corresponding trust fund deposit bank accounts; [iii] a schedule and copies of any equipment leases and financings, including vendor, equipment descriptions, monthly payment, rate and maturity, with a monthly update of any changes and the required nondisturbance agreement if the original cost of the equipment exceeds $50,000.00; [iv] a schedule of all utility providers and utility deposits; [v] a list of all rent concessions, including, but not limited to, free rent, rent reduction, community fee waivers, rate locks, rate guaranties and waivers of security deposits; [vi] a copy of each private pay resident's occupancy agreement and the Facility's form of agreement; [vii] a schedule of all employee vacation and sick days; and [viii] employee policies and procedures handbook, including employee benefits - current and annually updated reports, schedules and copies to be delivered upon request.

                        EXHIBIT F:  TENANT'S CERTIFICATE
                         AND FACILITY FINANCIAL REPORTS


Report  Period:     Commencing  _______________  and  ending  _______________

Lease:     Lease  made  by HCRI Ridgeland Pointe Properties, LLC ("Landlord") to
Ridgeland  Assisted  Living,  LLC  ("Tenant")


          Tenant hereby certifies to Landlord to the best of its knowledge as follows:

1.     The  attached  [specify audited or unaudited and annual or quarterly, and
                               -------    ---------     ------    ---------
if consolidated, so state] financial statements of Tenant [i] have been prepared
   ------------
     in accordance with generally accepted accounting principles consistently applied; [ii] have been prepared in a manner substantially consistent with prior financial statements submitted to Landlord; and [iii] fairly present the financial condition and performance of Tenant in all material respects.
2. The attached [Annual or Quarterly] Facility Financial Report and Facility Accounts Receivable Aging Report for the Report Period is complete, true and accurate and has been prepared in a manner substantially consistent with prior schedules submitted to Landlord. As set forth in the [Annual or Quarterly] Facility Financial Report, Tenant has maintained the Facility Coverage Ratio [*IF APPLICABLE: and the Current Ratio/Debt to Equity Ratio] for the Report Period as required under the Lease between Tenant and Landlord.
3. To the best of its knowledge, Tenant was in compliance with all of the provisions of the Lease and all other documents executed by Tenant in connection with the Lease at all times during the Report Period, and no default, or any event which with the passage of time or the giving of notice or both would constitute a default, has occurred under the Lease.
          Executed  this  ___  day  of  _______________,  _____.




Name:

Title:

                        ANNUAL FACILITY FINANCIAL REPORT

FACILITY  NAME:
FACILITY  ADDRESS:


REPORT  PERIOD:     Twelve  (12)  months  beginning  _______________  and ending
_______________.  All  information  reported  should  be  for  this period only.

                                           % RESIDENT
           OCCUPANCY DATA          CENSUS DATA     DAYS     % REVENUES
           --------------          -----------     ----     ----------
           Total Beds/Units:     _______     Medicaid:     _______%     _______%
           -----------------     -------     ---------     --------     --------
       Total Available Days:     _______     Medicare:     _______%     _______%
       Total Occupied Days:     _______     Private and Other:     _______%
                                                                        _______%
         Occupancy Percentage:     _______%     Total:     _______%     _______%


                                 OPERATING DATA

1.     Gross  Revenues     $

2.     Contractual  Allowances     $

3.     Net  Revenues     $

4.     Operating  Expenses(before  interest,  lease/rent,  depreciation,
amortization  and  management  fees)     $
                                          ---

5.     Net  Operating  Income     $

6.     Interest  Expense     $

7.     Lease/Rent  Expense     $

8.     Depreciation  Expense     $

9.     Amortization  Expense     $

10.     Management  Fees     $

11.     Management  Fees  (as  a  percent  of  Gross  Revenues)          %

12.     Overhead  Allocation  (if  applicable)     $

13.     Other  (identify)     $

14.     Income  Taxes     $

15.     Net  Income  (amount  should  agree  with  the  facility's  financial
statements)     $

                                 FINANCING DATA
               (Note:  This data breaks out Items 6 and 7 above.)


              Related to HCN     All Other Leases and/or Debt     Total
Lease  Payments      _________      _________      ________
                    -----------     -----------     ----------
Interest  Payments      _________      _________      ________
Principal  Payments  (if  any)      _________      _________      ________
      $      $      $
       =       =       =
                                 COVERAGE RATIO

1.     Net  Operating  Income     $______________
2.     Less  Imputed  Management  Fee
       (  _____%  of  gross  revenues)     (______________)
3.     Less  Imputed  Replacement  Reserve  for  period
       ($_________  per  bed  [or  unit]  per  year)     (______________)
4.     Adjusted  Net  Operating  Income     $______________
5.     Loan/Lease  Payments  to  HCN     $______________
6.     Actual  Coverage  Ratio  (Line  4  Line  5)     ______________
7.     Minimum  Coverage  Ratio  (per  Lease  Agreement)     ______________

                                  CURRENT RATIO
                           [*DELETE IF NOT APPLICABLE]

1.     Current  Assets     $______________
2.     Current  Liabilities     $______________
3.     Actual  Current  Ratio  (Line  1  Line  2)     ______________
4.     Minimum  Current  Ratio  (per  Lease  Agreement)     ______________


I  certify  that  the  foregoing  is  true  and  accurate.

          Date:

Name:          Phone  Number:

     Title:

                       QUARTERLY FACILITY FINANCIAL REPORT

FACILITY  NAME:
FACILITY  ADDRESS:


REPORT  PERIOD:     Three  (3)  months  beginning  _______________  and  ending
_______________.  All  information  reported  should  be  for  this period only.

                                           % RESIDENT
           OCCUPANCY DATA          CENSUS DATA     DAYS     % REVENUES
                                                            ----------
           Total Beds/Units:     _______     Medicaid:     _______%     _______%
           -----------------     -------     ---------     --------     --------
       Total Available Days:     _______     Medicare:     _______%     _______%
 Total Occupied Days:     _______     Private & Other:     _______%     _______%
         Occupancy Percentage:     _______%     Total:     _______%     _______%


                                 OPERATING DATA

1.     Gross  Revenues     $

2.     Contractual  Allowances     $

3.     Net  Revenues     $

4.     Operating  Expenses  (before  interest,  lease/rent,  depreciation,
 amortization  and  management  fees)     $
                                           ---

5.     Net  Operating  Income     $

6.     Interest  Expense     $

7.     Lease/Rent  Expense     $

8.     Depreciation  Expense     $

9.     Amortization  Expense     $

10.     Management  Fees     $

11.     Management  Fees  (as  a  percent  of  Gross  Revenues)          %

12.     Overhead  Allocation  (if  applicable)     $

13.     Other  (identify)     $

14.     Income  Taxes     $

       15.     Net Income (amount should agree with the facility's financial
                               statements)     $

                                     ------
                                 FINANCING DATA
               (Note:  This data breaks out Items 6 and 7 above.)


              Related to HCN     All Other Leases and/or Debt     Total
Lease  Payments      _________      _________      ________
                    -----------     -----------     ----------
Interest  Payments      _________      _________      ________
Principal  Payments  (if  any)      _________      _________      ________
      $      $      $
       =       =       =
                                 COVERAGE RATIO

1.     Net  Operating  Income     $______________
2.     Less  Imputed  Management  Fee
       (  _____%  of  gross  revenues)     (______________)
3.     Less  Imputed  Replacement  Reserve  for  period
       ($_________  per  bed  [or  unit]  per  year)     (______________)
4.     Adjusted  Net  Operating  Income     $______________
5.     Loan/Lease  Payments  to  HCN     $______________
6.     Actual  Coverage  Ratio  (Line  4  Line  5)     ______________
7.     Minimum  Coverage  Ratio  (per  Lease  Agreement)     ______________

                                  CURRENT RATIO
                           [*DELETE IF NOT APPLICABLE]

1.     Current  Assets     $______________
2.     Current  Liabilities     $______________
3.     Actual  Current  Ratio  (Line  1  Line  2)     ______________
4.     Minimum  Current  Ratio  (per  Lease  Agreement)     ______________


I  certify  that  the  foregoing  is  true  and  accurate.

          Date:

Name:          Phone  Number:

     Title:

------


               QUARTERLY FACILITY ACCOUNTS RECEIVABLE AGING REPORT
     FACILITY  NAME:
     FACILITY  ADDRESS:



ACCOUNTS  RECEIVABLE  AGING  AS  OF  ____________  (MOST  RECENT  QUARTER ENDED)

PAYOR     0-30  DAYS  %     31-60  DAYS  %     61-90 DAYS  %     OVER 90 DAYS  %
TOTALS  %
Medicaid     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Medicare     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Commercial  Insurance     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
Other  -_____________     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
TOTALS     $__________  100%     $__________  100%     $__________  100%
$__________  100%     $__________  100%

         % OF TOTALS $     ___________%     ___________%     ___________%
                              ___________%     100%

ACCOUNTS  RECEIVABLE  AGING  AS  OF  ____________  (2ND  RECENT  QUARTER  ENDED)

PAYOR     0-30  DAYS  %     31-60  DAYS  %     61-90 DAYS  %     OVER 90 DAYS  %
TOTALS  %
Medicaid     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Medicare     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Commercial  Insurance     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
Other  -_____________     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
TOTALS     $__________  100%     $__________  100%     $__________  100%
$__________  100%     $__________  100%

         % OF TOTALS $     ___________%     ___________%     ___________%
                              ___________%     100%

                      EXHIBIT G:  GOVERNMENT AUTHORIZATIONS
                         TO BE OBTAINED; ZONING PERMITS
The letter dated May 16, 2003 from Jonathon Smith, City Planner, City of Ridgeland, Community Development Department, 304 Highway 51, P.O. Box 217, Ridgeland, Mississippi 39158 addressed to Health Care REIT, Inc.; HCRI Massachusetts Properties Trust II; and HCRI Mississippi Properties, Inc., One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475 regarding Zoning Certificate for Ridgeland Pointe, 410 Orchard Park, Ridgeland, Mississippi
39157, describes any and all special use permits, conditional use permits, variances and exceptions which have been granted or are needed in connection with the use of Ridgeland Pointe.

                         EXHIBIT H:  PENDING LITIGATION


                                      NONE

                    EXHIBIT I:  LIST OF LEASES AND CONTRACTS
1.     Schindler  Elevator  Corporation  Elevator  Maintenance  Agreement;
2.     Simplex  Emergency  Call  Monitoring  Service  Agreement;
3.     Smith's  Lawn  Service  (invoice  no  contract);
4.     Dependable  Pest  Service;
5.     Beauty  Salon  Agreement  with  Brenda  Steele;  and
6.     Therapy  Services  Agreement  with  the  Weston  Group,  Inc.

                     EXHIBIT J:  WIRE TRANSFER INSTRUCTIONS
                             HEALTH CARE REIT, INC.
                           WIRE TRANSFER INSTRUCTIONS
                                       KeyBank
BANK:     Cleveland,  Ohio

ABA  NUMBER:     041001039

ACCOUNT  NAME:     Health  Care  REIT,  Inc.

ACCOUNT  NUMBER:     353321001011

NOTIFY:     Michael  A.  Crabtree

PHONE:     (419)  247-2800

                             EXHIBIT K:  BASE PRICE
(A) The base price ("Base Price") for the Leased Property will be an amount equal to the greater of [i] the Investment Amount; or [ii] the sum of [a] the Investment Amount plus [b] 50% of the difference between the Fair Market Value at the time of the acquisition and the sum of [I] the Investment Amount and [II] $1,100,000.00.
(B)     Fair  Market  Value.  The fair market value (the "Fair Market Value") of
        -------------------
the  Leased  Property  shall  be  determined  as  follows:
     The parties shall attempt to determine the Fair Market Value by mutual agreement within 15 days after giving the Termination Notice (the "Negotiation Period"). However, if the parties do not agree on the Fair Market Value during the Negotiation Period, the following provisions shall apply:
     Landlord and Tenant shall each give the other party notice of the name of an acceptable appraiser five Business Days after the end of the Negotiation Period. The two appraisers will then select a third appraiser within an additional five days. Each appraiser must demonstrate to the reasonable satisfaction of both Landlord and Tenant that it has significant experience in appraising properties similar to the Leased Property. Within five days after designation, each appraiser shall submit a resume to Landlord and Tenant setting forth such appraiser's qualifications, including education and experience with similar properties. A notice of objections to the qualifications of any appraiser shall be given within 10 days after receipt of such resume. If a party fails to timely object to the qualifications of an appraiser, then the appraiser shall be conclusively deemed satisfactory. If a party gives a timely notice of objection to the qualifications of an appraiser, then the disqualified appraiser shall be replaced by an appraiser selected by the qualified appraisers or, if all appraisers are disqualified, then by an appraiser selected by a commercial arbitrator acceptable to Landlord and Tenant.
     The Fair Market Value shall be determined by the appraisers within 60 days thereafter as follows. Each of the appraisers shall be instructed to prepare an appraisal of the Leased Property in accordance with the following instructions:
     The Leased Property is to be valued upon the three conventional approaches to estimate value known as the Income, Sales Comparison and Cost Approaches. Once the approaches are completed, the appraiser correlates the individual approaches into a final value conclusion.
     The  three  approaches  to  estimate  value  are  summarized  as  follows:
INCOME APPROACH: This valuation approach recognizes that the value of the operating tangible and intangible assets can be represented by the expected economic viability of the business giving returns on and of the assets. SALES COMPARISON APPROACH: This valuation approach is based upon the principle of substitution. When a facility is replaceable in the market, the market approach assumes that value tends to be set at the price of acquiring an equally desirable substitute facility. Since healthcare market conditions change and frequently are subject to regulatory and financing environments, adjustments need to be considered. These adjustments also consider the operating differences such as services and demographics.
COST APPROACH: This valuation approach estimates the value of the tangible assets only. Value is represented by the market value of the land plus the depreciated reproduction cost of all improvements and equipment.
In general, the Income and Sales Comparison Approaches are considered the best representation of value because they cover both tangible and intangible assets, consider the operating characteristics of the business and have the most significant influence on attracting potential investors.
The appraised values submitted by the three appraisers shall be ranked from highest value to middle value to lowest value, the appraised value (highest or lowest) which is furthest from the middle appraised value shall be discarded, and the remaining two appraised values shall be averaged to arrive at the Fair Market Value.